Exhibit 10.8

EXECUTION COPY

SILVER POINT SPECIALTY CREDIT FUND, L.P.

$145,000,000 4.00% Series 2021A Senior Notes due November 4, 2026

MASTER NOTE PURCHASE AGREEMENT

Dated November 4, 2021

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SCHEDULE A	—	Defined Terms

SCHEDULE 1	—	Form of 4.00% Series 2021A Senior Notes due November 4, 2026

SCHEDULE 4.4(a)	—	Form of Opinion of Special Counsel for the Company

SCHEDULE 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Indebtedness

SCHEDULE 5.20	—	Investments

SCHEDULE 10.1	—	Transactions with Affiliates

EXHIBIT S	—	Form of Supplement to Master Note Purchase Agreement

PURCHASER SCHEDULE	—	Information Relating to Purchasers

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SILVER POINT SPECIALTY CREDIT FUND, L.P.

Two Greenwich Plaza, First Floor

Greenwich, CT 06830

4.00% Series 2021A Senior Notes due November 4, 2026

November 4, 2021

TO EACH OF THE PURCHASERS LISTED IN

THE PURCHASER SCHEDULE HERETO:

Ladies and Gentlemen:

SILVER POINT SPECIALTY CREDIT FUND, L.P., a Delaware limited partnership acting through its general partner, Silver Point Specialty Credit Fund GP, LLC (the “Company”), agrees with each of the Purchasers as follows:

SECTION 1. AUTHORIZATION OF NOTES; INTEREST RATE.

Section 1.1. Authorization of Notes. The Company will authorize the issue and sale of $145,000,000 aggregate principal amount of its 4.00% Series 2021A Senior Notes due November 4, 2026 (as may be amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, the “Series 2021A Notes”). The Series 2021A Notes shall be substantially in the form set out in Schedule 1. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.4 shall govern.

The Series 2021A Notes, together with each Series of Additional Notes which may from time to time be issued pursuant to the provisions of Section 2.2, are collectively referred to as the “Notes” (such term shall also include any such notes as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13).

Section 1.2. Changes in Interest Rate. (a) If at any time a Below Investment Grade Event occurs, then:

(i) as of the date of the occurrence of the Below Investment Grade Event to and until the date on which such Below Investment Grade Event is no longer continuing (as evidenced by the receipt and delivery to the holders of the Notes of evidence of any Rating necessary to cure such Below Investment Grade Event), the Notes shall bear interest at the applicable Adjusted Interest Rate; and

(ii) the Company shall promptly, and in any event within twenty (20) Business Days after knowledge that a Below Investment Grade Event has occurred, notify the holders of the Notes in writing, sent in the manner provided in Section 18, that a Below Investment Grade Event has occurred, which written notice shall be accompanied by evidence reasonably satisfactory to the Required Holders to such effect and confirming the effective date of the Below Investment Grade Event and that the Adjusted Interest Rate will be payable in respect of the Notes in consequence thereof.

(b) Each holder of a Note shall, at the Company’s expense, use reasonable efforts to cooperate with any reasonable request made by the Company in connection with any rating appeal or application.

(c) The fees and expenses of any NRSRO and all other costs incurred in connection with obtaining, affirming or appealing a Rating pursuant to this Section 1.2 shall be borne solely by the Company.

(d) As used herein, “Adjusted Interest Rate” means the interest rate on the Notes shall be the rate per annum which is 1.00% above the stated rate of the Notes.

(e) As used herein, a “Below Investment Grade Event” shall occur if

(i) at any time the Company has obtained a Rating of the Notes from only one NRSRO, the then most recent Rating from such NRSRO that is in full force and effect (not having been withdrawn) is less than Investment Grade; or

(ii) at any time the Company has obtained a Rating of the Notes from two NRSROs, the then lower of the most recent Ratings from the NRSROs that are in full force and effect (not having been withdrawn) is less than Investment Grade; or

(iii) at any time the Company has obtained a Rating of the Notes from three or more NRSROs, the then second lowest of the most recent Ratings from the NRSROs that is in full force and effect (not having been withdrawn) is less than Investment Grade (provided, for the avoidance of doubt, if two or more of the most recent Ratings are equal or equivalent as the lowest such Rating, then one of such equal or equivalent Ratings will be deemed to be the second lowest Rating for purposes of such determination); or

(iv) at any time the Company shall have failed to receive and deliver to the holders of the Notes a Rating of the Notes from at least one NRSRO as required pursuant to Section 9.10.

(g) Following the occurrence and during the continuance of an Event of Default, the Notes shall bear interest at the Default Rate.

SECTION 2. SALE AND PURCHASE OF NOTES.

Section 2.1. Purchase and Sale of Series 2021A Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at a Closing provided for in Section 3, Series 2021A Notes in the principal amount specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2. Additional Series of Notes. The Company may, from time to time, in its sole discretion but subject to the terms hereof, issue and sell one or more additional Series of its promissory notes under the provisions of this Agreement pursuant to a supplement (a “Supplement”) substantially in the form of Exhibit S. Each additional Series of Notes (the “Additional Notes”) issued pursuant to a Supplement shall be subject to the following terms and conditions:

(i) each Series of Additional Notes, when so issued, shall be differentiated from all previous Series by sequential designation inscribed thereon;

(ii) Additional Notes of the same Series may consist of more than one different and separate tranches and may differ with respect to outstanding principal amounts, maturity dates, interest rates and premiums, if any, and price and terms of redemption or payment prior to maturity, but all such different and separate tranches of the same Series shall vote as a single class and constitute one Series;

(iii) each Series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory and optional prepayment on the dates and at the premiums, if any, have such additional or different conditions precedent to closing, such representations and warranties and such additional covenants as shall be specified in the Supplement under which such Additional Notes are issued and upon execution of any such Supplement, this Agreement shall be amended (a) to reflect such additional covenants without further action on the part of the holders of the Notes outstanding under this Agreement, provided, that any such additional covenants shall inure to the benefit of all holders of Notes so long as any Additional Notes issued pursuant to such Supplement remain outstanding, and, provided further, for the avoidance of doubt, no covenant, definition or default expressly set forth in this Agreement as of the date of this Agreement shall be deemed to be amended or deleted in any respect to be less favorable to the holders of the Notes by virtue of the provisions of this clause (iii), and (b) to reflect such representations and warranties as are contained in such Supplement for the benefit of the holders of such Additional Notes in accordance with the provisions of Section 16;

(iv) each Series of Additional Notes issued under this Agreement shall be in substantially the form of Exhibit 1 to Exhibit S hereto with such variations, omissions and insertions as are necessary or permitted hereunder;

(v) the minimum principal amount of any Note issued under a Supplement shall be $100,000, except as may be necessary to evidence the outstanding amount of any Note originally issued in a denomination of $100,000 or more;

(vi) all Additional Notes shall rank pari passu with all other outstanding Notes; and

(vii) no Additional Notes shall be issued hereunder if at the time of issuance thereof and after giving effect to the application of the proceeds thereof, any Default or Event of Default shall have occurred and be continuing.

SECTION 3. CLOSING.

The sale and purchase of the Series 2021A Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 8:00 a.m. Chicago time, at not more than two closings (individually, a “Closing” and, collectively, the “Closings”). The first Closing shall be in respect of $100,000,000 aggregate principal amount of Series 2021A Notes and shall be held on November 4, 2021 or on such other Business Day thereafter as may be agreed upon by the Company and the Purchasers of the Series 2021A Notes to be purchased on such date (the “First Closing”) and the second Closing shall be in respect of $45,000,000 aggregate principal amount of Series 2021A Notes and shall be held on January 21, 2022 or on such other Business Day thereafter as may be agreed upon by the Company and the Purchasers of the Series 2021A Notes to be purchased on such date (such date, the “Second Closing Date” and such Closing, the “Second Closing”). At each Closing the Company will deliver to each Purchaser the Series 2021A Notes to be purchased by such Purchaser in the form of a single Series 2021A Note for all such Series 2021A Notes to be purchased by such Purchaser (or, in each case, such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of such Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company pursuant to the applicable funding instructions in Section 4.10. If at such Closing the Company shall fail to tender such Series 2021A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Series 2021A Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.

SECTION 4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at a Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at such Closing, of the following conditions:

Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made and (except as expressly limited to an earlier time) at such Closing; provided, that the Company shall be permitted to make additions and deletions to any of Schedules 5.4, 5.5, 5.15 or 5.20 or Section 5.14 after the First Closing but prior to the Second Closing, so long as (a) the Company shall have provided updated copies of the relevant Schedules to each Purchaser at least five Business Days prior to such Second Closing and (b) any such additions or deletions are in all material respects reasonably satisfactory to such Purchaser as a condition to such Second Closing (provided that any Indebtedness listed on Schedule 5.15 after the First Closing shall be deemed to be satisfactory to such Purchaser if the Company is in compliance with Sections 10.8 after giving effect to such Indebtedness).

Section 4.2. Performance; No Default. The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) at such Closing, no Default or Event of Default shall have occurred and be continuing and no Change in Control shall have occurred. Neither the Company, the General Partner nor any Subsidiary shall have entered into any transaction since September 2021 that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.1, 4.2, 4.9 and 4.14 have been fulfilled in all material respects.

(b) Secretary’s Certificate. Each of the Company and the General Partner shall have delivered to such Purchaser a certificate of a Responsible Officer, dated the date of such Closing, certifying as to (i) the resolutions attached thereto and other limited liability company or limited partnership (or after clause (a) of the definition of BDC Conversion, a statutory trust) proceedings relating to the authorization, execution and delivery of this Agreement and the Notes and (ii) its organizational documents as then in effect.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such Closing (a) Latham & Watkins LLP, counsel for the Company, substantially in the form set forth in Schedule 4.4(a) hereto (or, as applicable after or after clause (a) of the definition of BDC Conversion, a reasonably equivalent form from other counsel) and the Company hereby instructs its counsel to deliver such opinion to the Purchasers and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted by Applicable Law, Etc.. On the date of such Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with such Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at such Closing as specified in the Purchaser Schedule.

Section 4.7. Payment of Special Counsel Fees. Without limiting Section 15.1, the

Company shall have paid on or before such Closing the reasonable and documented out-of-pocket fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one (1) Business Day prior to such Closing.

Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

Section 4.9. Changes in Legal Structure. Neither the Company nor the General Partner shall have changed its jurisdiction of formation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to (a) in Schedule 5.5 or (b) with respect to any series of Additional Notes, in any applicable Supplement except pursuant to the BDC Conversion.

Section 4.10. Funding Instructions. At least five (5) Business Days (or such shorter period as agreed to by the Purchasers) prior to the date of such Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company specifying (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited. Each Purchaser has the right, but not the obligation, upon written notice (which may be by email) to the Company, to elect to deliver a micro deposit (less than $50.00) to the account identified in the written instructions no later than two (2) Business Days prior to Closing. If a Purchaser delivers a micro deposit, a Responsible Officer must verbally verify the receipt and amount of the micro deposit to such Purchaser on a telephone call initiated by such Purchaser prior to Closing. The Company shall not be obligated to return the amount of the micro deposit, nor will the amount of the micro deposit be netted against the Purchaser’s purchase price of the Notes.

Section 4.11. Rating. The Notes shall have received a Rating of “BBB-” or better by DBRS, which Rating shall specifically describe the Notes, including their interest rate, maturity and Private Placement Number.

Section 4.12. [Reserved].

Section 4.13. Second Closing. In the case of the Second Closing, the transactions contemplated herein with respect to the First Closing shall have been consummated, except to the extent of any failure of such transactions so to have been consummated that was caused by any failure of any Purchaser to perform its obligations hereunder.

Section 4.14. Asset Coverage Test. After giving effect to each issuance of the Notes, the Asset Coverage Ratio shall not be less than the Investment Company Act Asset Coverage, assuming such ratio under the the Investment Company Act was applicable to the Company as of the date of the Closing.

Section 4.15. Compliance with All Outstanding Debt Obligations. On or prior to the date of such Closing, any consents or approvals required to be obtained from any holder or holders of any outstanding Indebtedness of the General Partner, the Company or its Subsidiaries and any amendments of agreements pursuant to which any Indebtedness may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained (and shall be in full force and effect on the date of such Closing) and shall be satisfactory to each Purchaser and its special counsel.

Section 4.16. Proceedings and Documents. All limited liability company, limited partnership (or after clause (a) of the definition of BDC Conversion, a statutory trust) and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 4.17. Conditions to Issuance of Additional Notes. The obligations of the

Additional Purchasers to purchase any Additional Notes shall be subject to the following conditions precedent, in addition to any conditions specified in the Supplement pursuant to which such Additional Notes may be issued:

(a) Compliance Certificate. A duly authorized Senior Financial Officer shall execute and deliver to each Additional Purchaser and each holder of Notes an Officer’s Certificate dated the date of issue of such Series of Additional Notes stating that such officer has reviewed the provisions of this Agreement (including any Supplements hereto) and setting forth the information and computations (in sufficient detail) required in order to establish whether the Company is in compliance with the requirements of Section 10.8 on such date (based upon the financial statements for the most recent fiscal quarter ended prior to the date of such certificate but after giving effect to the issuance of the Additional Series of Notes and the application of the proceeds thereof).

(b) Execution and Delivery of Supplement. The Company and each such Additional Purchaser shall execute and deliver a Supplement substantially in the form of Exhibit S hereto.

(c) Representations of Additional Purchasers. Each Additional Purchaser shall have confirmed in the Supplement that the representations set forth in Section 6 are true with respect to such Additional Purchaser on and as of the date of issue of the Additional Notes.

(d) Execution and Delivery of Guaranty Ratification. Each Subsidiary Guarantor, if any, shall execute and deliver a ratification of its Subsidiary Guaranty.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser as of the date of each Closing (except as expressly limited to an earlier time) that:

Section 5.1. Organization; Power and Authority. The Company is a limited partnership (or after clause (a) of the definition of BDC Conversion, a statutory trust) duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and is duly qualified as a foreign limited partnership (or after clause (a) of the definition of BDC Conversion, a statutory trust) and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the limited partnership power (or after clause (a) of the definition of BDC Conversion, trust power) and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

Section 5.2. Authorization, Etc.. This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. (a) The Company, through its agent, Goldman Sachs & Co., has delivered to each Purchaser a copy of the documents, certificates or other writings identified in Schedule 5.3 (the “Disclosure Materials”), relating to the transactions contemplated hereby. The Disclosure Materials fairly describe, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, Disclosure Materials, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company (other than financial projections, pro forma financial information, and other forward-looking information referenced in Section 5.3(b)) prior to October 21, 2021 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Disclosure Materials, and such documents, certificates or other writings and such financial statements delivered to each Purchaser (other than financial projections, pro forma financial information, and other forward-looking information referenced in Section 5.3(b)) being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact, as of their respective dates, or omit to state any material fact, as of their respective dates, necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2020, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary, taken as a whole, except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

(b) All financial projections, pro forma financial information and other forward-looking information which has been delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement are based upon good faith assumptions and, in the case of financial projections and pro forma financial information, good faith estimates, in each case, believed to be reasonable at the time made, it being recognized that (i) such financial information as it relates to future events is subject to significant uncertainty and contingencies (many of which are beyond the control of the Company) and are therefore not to be viewed as fact, and (ii) actual results during the period or periods covered by such financial information may materially differ from the results set forth therein.

Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists, as of such Closing, of (i) the General Partner’s and the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the General Partner or the Company and each other Subsidiary (other than any Financing Subsidiary or tax blocker or investment held by such Financing Subsidiary or tax blocker) and whether such Subsidiary is a Subsidiary Guarantor and (ii) the General Partner’s and the Company’s directors and executive officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the General Partner or the Company and its Subsidiaries have been validly issued, and, to the extent applicable, are fully paid and non-assessable and are owned by the General Partner or the Company or another Subsidiary free and clear of any Lien (other than Permitted Liens or Liens that are not prohibited by this Agreement).

(c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) No Subsidiary (other than a Financing Subsidiary) is subject to any legal, regulatory, contractual or other restriction (other than this Agreement and the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries (which Subsidiaries may be consolidated on the financial statements of the Company) listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes, but excluding all financial projections, pro forma financial information and other forward-looking information) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and lack of footnotes). Neither the General Partner nor the Company and its Subsidiaries have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc.. The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (other than Permitted Liens) in respect of any property of the Company or any Subsidiary under, (A) any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected or (B) the limited partnership agreements or other organizational documents of the Company, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary, in each case, except where any of the foregoing (other than clause (i)(B) above), individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 5.7. Governmental Authorizations, Etc.. Assuming the accuracy of the representations and warranties of each of the Purchasers of the Notes, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, other than any filing required under the Exchange Act or the rules or regulations promulgated thereunder on Form 8-K, Form 10-Q, or Form 10-K.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, any arbitrator or any Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) where the failure to file or pay, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate in all material respects.

Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens (other than Permitted Liens or Liens that are not prohibited by this Agreement). All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc.. (a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for any such conflicts that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b) To the best knowledge of the Company, no product or service of the Company or any of its Subsidiaries infringes any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(c) To the best knowledge of the Company, there is no violation by any Person of any right of the Company or any of its Subsidiaries with respect to any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries, except for any such violations that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 5.12. ERISA. (a) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(a) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

(b) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

(c) The Company and each Subsidiary have operated and administered each Employee Benefit Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d) There is not an “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under one or more Plans, determined in accordance with Title IV of ERISA, which could reasonably be expected to result in a Material Adverse Effect

(e) The Company and its Subsidiaries do not have any Employee Benefit Plans that provide any postretirement benefit obligation (except for continuation coverage mandated by section 4980B of the Code) which could reasonably be expected to result in a Material Adverse Effect.

(f) The Company and its Subsidiaries do not have any Non-U.S. Plans which could reasonably be expected to result in a Material Adverse Effect.

(g) The assets of the Company are not treated as “plan assets” for purposes of Section 3(42) of ERISA.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2021A Notes or any similar Securities for sale to, or solicited any offer to buy the Series 2021A Notes or any substantially similar debt Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than forty-eight (48) other Institutional Investors, each of which has been offered the Series 2021A Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2021A Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder to repay outstanding indebtedness and for other general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 10% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of November 3, 2021 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guarantee thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries, other than, as of the Second Closing Date, additional Indebtedness permitted pursuant to this Agreement. As of November 3, 2021, neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and to the knowledge of the Company no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien (other than Permitted Liens) that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien (other than Permitted Liens) that secures Indebtedness.

(c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits in any material way the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc.. (a) Neither the General Partner, the Company nor any Controlled Entity (i) is a Blocked Person or Canada Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by Canada, the United Nations or the European Union.

(b) Neither the General Partner, the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, any Canadian Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, any Canadian Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the sale of the Notes hereunder:

(i) constitutes or will constitute funds obtained on behalf of any Blocked Person or Canada Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or knowingly indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person or Canada Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or any Canadian Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws or any Canadian Economic Sanctions Laws;

(ii) will be used, directly or knowingly indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii) will be used, directly or knowingly indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance in all material respects with all applicable U.S. Economic Sanctions Laws, Canadian Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 5.17. Status under Certain Statutes. Neither the General Partner, the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995, or the Federal Power Act; provided that, after completion of the BDC Conversion, the Company will be regulated as a “business development company” within the meaning of the Investment Company Act of 1940 and, after the IPO, qualifies as a RIC.

Section 5.18. [Reserved].

Section 5.19. Investment Company Act/Investment Policies.

(a) Compliance with Investment Company Act. The business and other activities of the Company and its Subsidiaries, including the issuance of the Notes hereunder, the application of the proceeds and repayment thereof by the Company and the consummation of the transactions contemplated by this Agreement do not result in a violation or breach in any material respect of the provisions of the Investment Company Act or any rules, regulations or orders issued by the SEC thereunder, in each case that are applicable to the Company and its Subsidiaries.

(b) Investment Policies. The Company is in compliance with the Investment Policies, except to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

Section 5.20. Investments. Set forth in Schedule 5.20 is a complete and correct list of all Investments (other than (a) Investments by the Company and the Subsidiary Guarantors in the Company and the Subsidiary Guarantors, (b) Hedging Agreements entered into in the ordinary course of the Company’s and its Subsidiaries’ financial planning and not for speculative purposes, and (c) Portfolio Investments by the Company and its Subsidiaries; provided that (i) such Portfolio Investments are permitted under the Company’s Investment Policies and (ii) such Portfolio Investments are permitted under the provisions of the Investment Company Act) held by the Company or any Subsidiary Guarantor in any Person on the date of the Closing and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Schedule 5.20, as of the date of the Closing each of the Company and the Subsidiary Guarantors owns, free and clear of all Liens (other than Permitted Liens), all such Investments.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

Section 6.1. Purchase for Investment. (a) Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the initial sale or resale of the Notes.

(b) Each Purchaser acknowledges that the Notes will bear a restrictive legend in the form set forth on the form of Notes set out in Schedule 1-A and 1-B, respectively.

(c) Each Purchaser severally represents and warrants that such Purchaser (i) will not sell, transfer or otherwise dispose of the Notes or any interest therein except in a transaction exempt from or not subject to the registration requirements of the Securities Act and (ii) was given the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense.

(d) Each Purchaser for itself represents that it is (i) an Institutional Accredited Investor acting for its own account or as a fiduciary or agent for others (which others are also Institutional Accredited Investors) and (ii) a “qualified purchaser” (as defined in the Investment Company Act).

(e) Each Purchaser severally represents that the purchase of the Notes by such Purchaser has not been solicited by or through anyone other than the Company or the Placement Agent.

(f) Each Purchaser severally understands and agrees that it will not, directly or indirectly, transfer the Notes or any part or portion thereof held by it (i) to any Person (A) who is not an Institutional Investor, (B) so long as no Default or Event of Default shall have occurred and be continuing, who is a Competitor, or (C) prior to the BDC Conversion, who is not a “qualified purchaser” (as defined in the Investment Company Act) or (ii) in violation of applicable law.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include “assets” of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Agreement, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7. INFORMATION AS TO COMPANY.

Section 7.1. Financial and Business Information. The Company shall deliver to each holder of a Note that is an Institutional Investor:

(a) Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b) Annual Statements — within 105 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception as to the Company (other than as a result of the impending maturity or any prospective default under any credit document of the Company)) and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, proxy statement or similar document sent by the Company or any Subsidiary Guarantor to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary Guarantor with the SEC and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

(d) Notice of Default or Event of Default — promptly, and in any event within five (5) days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) Employee Benefits Matters — (A) promptly following any request therefor, copies of (i) any documents described in section 101(k) of ERISA that the Company or any of its ERISA Affiliates may request with respect to any Multiemployer Plan and (ii) any notices described in section 101(l) of ERISA that the Company or any of its ERISA Affiliates may request with respect to any Plan or Multiemployer Plan; (B) notice of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (C)

promptly after the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect, a written notice specifying the nature thereof, what action the Company or ERISA Affiliate have taken, are taking or propose to take with respect thereto, and, when known, any action taken or threatened by the IRS, Department of Labor, PBGC, any other Governmental Authority or Multiemployer Plan sponsor with respect; and (D) receipt of notice of the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect;

(g) Resignation or Replacement of Auditors — within 10 days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof;

(h) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of a Note;

(i) Supplements — promptly, and in any event within ten (10) Business Days after the execution and delivery of any Supplement, a copy thereof; and

(j) Business Development Company— at least ten (10) days’ (or, if shorter, the period from the Closing Date to the BDC Conversion) prior, written notice of any election of the Company to convert to a business development company under the Investment Company Act.

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

(a) Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Company was in compliance with the requirements of Section 10.8 and any Incorporated Covenant during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and

(b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto; and

(c) Subsidiary Guarantors – setting forth a list of all Subsidiaries that are Subsidiary Guarantors and certifying that each Subsidiary that is required to be a Subsidiary Guarantor pursuant to Section 9.7 is a Subsidiary Guarantor, in each case, as of the date of such certificate of Senior Financial Officer.

Section 7.3. Visitation. The Company shall permit the representatives of each holder of a Note that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company (which shall not be less than thirty (30) days prior to the date of such inspection), to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers having knowledge of such matters, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary (other than Financing Subsidiaries), all at such reasonable times during normal business hours and as often as may be reasonably requested in writing (provided that (w) the Company or such Subsidiary shall be entitled to have its representatives and advisors present during any inspection of its books and records, (x) no such inspection shall interfere in any material respect with the Company’s business and operations, (y) such holder of a Note, together with its affiliates, holds a principal amount of the Notes of at least $10,000,000 (provided, however, that holders of Notes holding a principal amount of Notes of less than $10,000,000 shall be permitted to exercise rights under this Section 7.3(a) if such right is exercised jointly with a holder of a Note of a principal amount of Notes of at least $10,000,000) and (z) if the Company has provided to each holder of the Notes written notice of the intent of a holder to exercise inspection rights set forth in this Section 7.3(a) not less than fifteen (15) days prior to such inspection and permitting such holder to join in such scheduled inspection upon five (5) (rather than thirty (30)) Business Days’ prior notice, the inspection rights under this Section 7.3(a) may, in the aggregate for all holders of the Notes, only be exercised once per fiscal year); and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary (other than Financing Subsidiaries and Immaterial Subsidiaries), to examine all their respective books of account, records, reports and other papers related to the Company’s performance hereunder, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers having knowledge of such matters and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries (other than Financing Subsidiaries and Immaterial Subsidiaries)), all at such times and as often as may be requested.

Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(a) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to each holder of a Note by e-mail at the e-mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company;

(b) the Company shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have either made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet (provided the Company shall have previously delivered notice to the holders (which notice may be by email) of the internet address of its home page) or delivered such Officer’s Certificate to each holder of a Note by email;

(c) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(d) the Company shall have timely filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR or shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further, that in the case of any of clauses (b), (c) or (d), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

Section 7.5. Limitation on Competitors. Under no circumstances shall the Company or any Subsidiary be required to disclose any information pursuant to Section 7.1(h) or 7.3 to any Person that is a Competitor.

SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2. Optional Prepayments. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding, in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Prepayment Settlement Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Prepayment Settlement Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two (2) Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Prepayment Settlement Amount as of the specified prepayment date.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All partial prepayments made pursuant to Sections 8.8 and 8.9 shall be applied only to the Notes of the holders who have accepted the offer of prepayment and shall be allocated among all such Notes in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.4. Maturity; Surrender, Etc.. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to, but excluding, such date and the applicable Make-Whole Amount or Prepayment Settlement Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount or Prepayment Settlement Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least ten (10) Business Days. If the holders of more than 20% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five (5) Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes. For the avoidance of doubt, no Prepayment Settlement Amount shall be owed in connection with any prepayment made pursuant to this Section 8.5(b) unless offered by the Company in its sole discretion.

Section 8.6. Make-Whole Amount; Prepayment Settlement Amount.

The term “Prepayment Settlement Amount” means:

(a) for any determination prior to July 1, 2023 (or such later date if the term of the Company is extended under its Constituent Documents and the holders of the Notes have received a notice of such extension no later than June 1, 2023), if an IPO has not occurred, the Make-Whole Amount;

(b) for any determination on or after July 1, 2023 (or such later date if the term of the Company is extended under its Constituent Documents and the holders of the Notes have received a notice of such extension no later than June 1, 2023), if an IPO has not occurred, an amount equal to the “Prepayment Settlement Amount”, as follows:

Prepaid during the period	Prepayment Settlement Amount

On or before November 4, 2025	2% of the principal amount to be prepaid

After November 4, 2025 but on or before August 4, 2026	1% of the principal amount to be prepaid

After August 4, 2026	Zero

(c) for any determination after an IPO has occurred, an amount equal to the “Prepayment Settlement Amount”, as follows:

Prepaid during the period	Prepayment Settlement Amount

On or before August 4, 2026	Make-Whole Amount

After August 4, 2026	Zero

The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second (2nd) Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second (2nd) Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount or Prepayment Settlement Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 8.8. Change in Control.

(a) Notice of Change in Control. The Company will, within ten (10) Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes. Such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.8 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.8.

(b) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.8 shall be an offer to prepay, in accordance with and subject to this Section 8.8, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Section 8.8 Proposed Prepayment Date”). Such date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Section 8.8 Proposed Prepayment Date shall not be specified in such offer, the Section 8.8 Proposed Prepayment Date shall be the first (1st) Business Day after the 45th day after the date of such offer).

(c) Acceptance/Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.8 by causing a notice of such acceptance to be delivered to the Company not later than 10 days after receipt by such holder of the most recent offer of prepayment (or such longer period as the Company may determine is required by law). A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute rejection of such offer by such holder.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.8 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to, but excluding, the date of prepayment, but without Make-Whole Amount, Prepayment Settlement Amount or other premium.

(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.8 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Section 8.8 Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.8; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to, but excluding, the Section 8.8 Proposed Prepayment Date; (v) that the conditions of this Section 8.8 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

(f) Definitions.

“Change in Control” means

(a) prior to the occurrence of clause (a) of the definition of BDC Conversion,

(i) the current (as of date of the First Closing) and future partners (to the extent such current or future partners provide professional services to Silver Point Capital, L.P.) and employees or officers of Silver Point Capital, L.P., and each of its Affiliates that are a part of the Silver Point Capital, L.P. platform, cease to own or control, directly or indirectly, at least fifty-one percent (51%) of the voting interests of the General Partner or the Manager; or

(ii) the General Partner (or an affiliate thereof that would not result in a Change in Control under clause (a)(i) above) shall cease to be the sole general partner of the Company or shall otherwise cease to Control the Company; or

(iii) the Manager shall cease to be under common Control with the General Partner (or an affiliate thereof that would not result in a Change in Control under clause (a)(i) above);

(b) after the occurrence of clause (a) of the definition of BDC Conversion but prior to the occurrence of the IPO,

(i) the current (as of date of the First Closing) and future partners (to the extent such current or future partners provide professional services to Silver Point Capital, L.P.) and employees or officers of Silver Point Capital, L.P., and each of its Affiliates that are a part of the Silver Point Capital, L.P. platform, cease to own or control, directly or indirectly, at least fifty-one percent (51%) of the voting interests of the Company or the Manager; or

(ii) the Manager (or other legal entity of which at least fifty-one percent (51%) of the voting interests thereof are held, directly or indirectly, by Silver Point Capital, L.P.) shall cease to manage the Company, except upon the internalization of the manager of the Company;

(c) after to occurrence of the IPO,

(i) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) other than current (as of date of the First Closing) and future partners (to the extent such current or future partners provide professional services to Silver Point Capital, L.P.) and employees or officers of Silver Point Capital, L.P. or any of its affiliates, or any Affiliates of Silver Point Capital, L.P., of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding shares of capital stock, membership interest or partnership interest, as applicable, in the Manager or the Company; or

(ii) the Manager, an Affiliate thereof or any successor thereto shall cease to manage the Company, except upon the internalization of the manager of the Company;

(g) All calculations contemplated in this Section 8.8 involving the capital stock of any Person shall be made with the assumption that all convertible Securities of such Person then outstanding and all convertible Securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of capital stock of such Person were exercised at such time.

Section 8.9. Prepayment Offer upon Certain Events.

(a) If an IPO has not occurred, each time the Company shall declare a dividend or other distribution in the form of a return of capital upon its Equity Interests (such amount, the “Section 8.9 Distribution”), the Company shall, within ten (10) Business Days after the date of the declaration of such Section 8.9 Distribution and in any event prior to such distribution, offer to prepay Notes as described in this Section 8.9.

(b) Offer to Prepay Notes. The offer to prepay Notes contemplated by paragraph (a) of this Section 8.9 shall be an offer to use an amount of cash equal to the Section 8.9 Distribution to prepay, in accordance with and subject to this Section 8.9, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a pro rata basis on a date specified in such offer (the “Section 8.9 Proposed Prepayment Date”). The Section 8.9 Proposed Prepayment Date shall be not less than fifteen (15) days and not more than 45 days after the date of such offer (if the Section 8.9 Proposed Prepayment Date shall not be specified in such offer, the Section 8.9 Proposed Prepayment Date shall be the first (1st) Business Day after the 30th day after the date of such offer).

(c) Rejection. A holder of the Notes may accept the offer to prepay made pursuant to this Section 8.9 by causing a notice of such acceptance to be delivered to the Company not later than 10 days after receipt by such holder of the most recent offer of prepayment (or such longer period as the Company may determine is required by law). A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.9 shall be deemed to constitute a rejection of such offer by such holder.

(d) Prepayment. The Company will prepay on a pro-rata basis the Notes to be prepaid pursuant to this Section 8.9 at 100% of the principal amount of such Notes, together with interest on such Notes accrued to, but excluding, the date of prepayment, but without any Make-Whole Amount, Prepayment Settlement Amount or any other premium.

(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.9 shall be accompanied by an Officer’s Certificate and dated the date of such offer, specifying:

(i) the Section 8.9 Proposed Prepayment Date;

(ii) that such offer is made pursuant to this Section 8.9;

(iii) the principal amount of each Note offered to be prepaid;

(iv) the interest that would be due on each Note offered to be prepaid, accrued to, but excluding, the Section 8.9 Proposed Prepayment Date; and

(v) that the conditions of this Section 8.9 have been fulfilled.

(f) Securities Laws. The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws or regulations are applicable.

SECTION 9. AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Laws. Without limiting Section 10.4, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, the Company will, and will cause its Subsidiaries to, conduct its business and other activities in compliance in all Material respects with the applicable provisions of the Investment Company Act (including, without limiting the foregoing, Section 18(a)(1)(A) and any applicable “asset coverage” maintenance requirement) and any applicable rules, regulations or orders issued by the SEC thereunder.

Section 9.2. Maintenance of Property; Insurance. The Company will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurers, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar location, provided that this Section 9.2 shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.3. [Reserved].

Section 9.4. Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, file all material tax returns required to be filed in any jurisdiction and to pay and discharge all material taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5. Legal Existence, Etc.. Subject to Section 10.2, the Company will at all times preserve and keep its legal existence in full force and effect; provided that the foregoing shall not prohibit the BDC Conversion. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect the corporate (or other) existence of each of its Subsidiaries (unless (a) the proceeds of Subsidiaries (other than Subsidiary Guarantors) which are liquidated are distributed to the Company, a Wholly-Owned Subsidiary, or pro rata to the owners of such liquidating Subsidiary or (b) merged into or otherwise acquired by the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate (or other) existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be. The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system.

Section 9.7. Subsidiary Guarantors. (a) The Company will cause each of its Subsidiaries that (i) guarantees any Indebtedness under any Material Credit Facility for which the Company is a borrower or (ii) otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility for which the Company is a guarantor or borrower (in each case, other than as a result of Standard Securitization Undertakings or a Permitted SBIC Guarantee)) to concurrently therewith:

(i) enter into (A) an agreement in form and substance reasonably satisfactory to the Required Holders providing for the guaranty by such Subsidiary, on a joint and several basis with all other such Subsidiaries, of (x) the prompt payment in full when due of all amounts payable by the Company pursuant to the Notes (whether for principal, interest, Make-Whole Amount, Prepayment Settlement Amount or otherwise) and this Agreement, including all indemnities, fees and expenses payable by the Company thereunder and (y) the prompt, full and faithful performance, observance and discharge by the Company of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it or such Subsidiary, as applicable (a “Subsidiary Guaranty”) or (B) a joinder to the Subsidiary Guaranty; and

(ii) deliver the following to each holder of a Note:

(A) an executed counterpart of such Subsidiary Guaranty or a joinder thereto;

(B) a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6 and 5.7 of this Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company);

(C) all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Subsidiary Guaranty and the performance by such Subsidiary of its obligations thereunder; and

(D) unless waived by the Required Holders, an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Subsidiary Guaranty as the Required Holders may reasonably request and as are customary in light of the circumstances.

(b) At the election of the Company and by written notice to each holder of Notes, any Subsidiary Guarantor that has provided a Subsidiary Guaranty or joinder thereto under subparagraph (a) of this Section 9.7 may be discharged from all of its obligations and liabilities under its Subsidiary Guaranty and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (i) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Material Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) under such Material Credit Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under such Subsidiary Guaranty, (iv) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility (other than in connection with a sale of such Subsidiary or its Equity Interests), any fee or other form of consideration is given to any holder of Indebtedness under such Material Credit Facility for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith and (v) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) through (iv).

Section 9.8. BDC Status. (i) At all times after the occurrence of clause (a) of the definition of BDC Conversion but prior to the occurrence of clause (b) of the definition of BDC Conversion, the Company shall continue to be treated as a partnership for U.S. federal income tax purposes and (ii) after the occurrence of clause (b) of the definition of BDC Conversion, the Company shall (1) make a RIC election and maintain its status as a RIC under the Code, and (2)maintain its status as a “business development company” under the Investment Company Act.

Section 9.9. Investment Policies. The Company (a) will comply with the Investment Policies except to the extent that the failure to so comply would not reasonably be expected to result in a Material Adverse Effect and (b) will furnish to the holders of the Notes, at least five (5) Business Days prior to its proposed effective date, prompt notice of any proposed material changes in the Investment Policies.

Section 9.10. Rating Confirmation. The Company covenants and agrees that, at its sole cost and expense, it shall cause to be maintained at all times a Rating from at least one NRSRO that indicates that it will monitor the rating on an ongoing basis. No later than November 4 of each year, commencing in 2022, and promptly upon any change in such Rating, the Company shall provide a notice to each of the holders of the Notes sent in the manner provided in Section 18 with respect to any then current Ratings, which shall include a Rating from at least one NRSRO, and which notice shall include a copy of such Rating.

SECTION 10. NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1. Transactions with Affiliates. The Company will not and will not permit any Subsidiary (other than Financing Subsidiaries and Immaterial Subsidiaries) to enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except (i) in the ordinary course for the Company and its Affiliates or for entities in a similar business as the Company and its Affiliates, and pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than could be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate; provided that, affiliate transactions that are expressly permitted to be undertaken by a business development company under the Investment Company Act and the rules and regulations promulgated thereunder or an exemptive order issued by the SEC thereunder will be deemed to be in the ordinary course of business for purposes of this Section 10.1, (ii) transactions otherwise permitted under this Agreement, (iii) transactions with Affiliates that are set forth in Schedule 10.1, (iv) transactions between or among the General Partner, the Company and/or its Subsidiaries, (v) any Investment that results in the creation of an Affiliate, (vi) transactions between or among the General Partner, the Company, a Subsidiary or any “downstream affiliate” (as such term is used under the rules promulgated under the Investment Company Act) of the Company at prices and on terms and conditions not less favorable to the Company or a Subsidiary than could be obtained at the time on an arm’s-length basis from unrelated third parties, (vii) transactions otherwise permitted under the terms of the analogous covenant set forth in any Corporate Facility entered into by the Company, (viii) Permitted Directing Body-Approved Affiliate Transactions, and (ix) transactions between or among the Company or its Subsidiaries and any SBIC Subsidiary at prices and on terms and conditions not less favorable to the Company or its Subsidiaries than could be obtained at the time on an arm’s-length basis from unrelated third parties.

Section 10.2. Fundamental Changes. The Company will not, nor will it permit any of the Subsidiary Guarantors to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). The Company will not, nor will it permit any of the Subsidiary Guarantors to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its assets, whether now owned or hereafter acquired, but excluding (x) assets sold or disposed of in the ordinary course of business (including to make expenditures of cash and dispositions of investments in connection with exits and work-outs (including assets abandoned for no consideration if the Company determines such assets have no value) in the normal course of the day-to-day business activities of the Company and its Subsidiaries) and (y) Portfolio Investments (to the extent not otherwise included in clause (x) of this Section 10.2).

Notwithstanding the foregoing provisions of this Section:

(a) any Subsidiary Guarantor may be merged or consolidated with or into (i) the Company or any other Subsidiary Guarantor; provided that if any such transaction shall be between a Subsidiary Guarantor and a wholly owned Subsidiary Guarantor, the wholly owned Subsidiary Guarantor shall be the continuing or surviving corporation or (ii) any other Person so long as such Subsidiary Guarantor is the continuing or surviving entity in such transaction and at the time thereof and after giving effect thereto, no Default or Event of Default shall have occurred or be continuing;

(b) any Subsidiary Guarantor may convey, sell, lease, transfer or otherwise dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or any Subsidiary Guarantor;

(c) any Subsidiary Guarantor may convey, sell, transfer or otherwise dispose of all or substantially all of its assets so long as after giving effect to such conveyance, sale, transfer or other disposition (and any concurrent acquisitions of Portfolio Investments or payment of outstanding Indebtedness), no Default or Event of Default hereunder or as defined under a Corporate Facility or an SPV Facility shall have occurred or be continuing and the Company delivers to the holders of the Notes a certificate of a Senior Financial Officer to such effect;

(d) the Company may merge or consolidate with any other Person so long as (i) the Company is the continuing or surviving entity in such transaction and (ii) at the time thereof and after giving effect thereto, no Default or Event of Default shall have occurred or be continuing; and

(e) the Company may merge or consolidate with any other Person, or convey, sell, lease, transfer, or otherwise dispose of all or substantially all of its assets, so long as:

(i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company shall be a solvent corporation or limited partnership or other entity organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation or limited partnership or other entity, (A) such corporation or limited partnership or other entity shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes applicable to the Company, as appropriate, and (B) such corporation or limited partnership or other entity shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

(ii) each Subsidiary Guarantor under any Subsidiary Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and

(iii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(f) the Company and any Subsidiary Guarantor may convey, sell, transfer or otherwise dispose of Portfolio Investments to another wholly-owned Subsidiary or a Financing Subsidiary so long as after giving effect to such conveyance, sale, transfer or other disposition (and any concurrent acquisitions of Portfolio Investments) no Default or Event of Default shall have occurred and be continuing;

(g) the Company may effect the BDC Conversion; and

(h) any other transactions permitted under the analogous covenant set forth in any Corporate Facility.

No such conveyance, transfer or lease of substantially all of the assets of the Company or any Subsidiary Guarantor shall have the effect of releasing the Company or such Subsidiary Guarantor, as the case may be, or any successor corporation or limited liability company or other entity that shall theretofore have become such in the manner prescribed in this Section 10.2, from its liability under (x) this Agreement or the Notes (in the case of the Company) or (y) the Subsidiary Guaranty (in the case of any Subsidiary Guarantor), unless, in the case of the conveyance, transfer or lease of substantially all of the assets of a Subsidiary Guarantor, such Subsidiary Guarantor is released from its Subsidiary Guaranty in accordance with Section 9.7(b) in connection with or immediately following such conveyance, transfer or lease.

Section 10.3. Line of Business. (a) The Company will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Disclosure Materials unless the nature of such business is permitted by the Investment Policies.

(b) Except as otherwise permitted under this Agreement, the Company shall not (without the written consent of the Required Holders) amend its Constituent Documents if the effect of any such amendment would be (i) to specifically grant limited partners of the Company any contractual right to materially modify the investment objectives or strategies of the Company, or to otherwise manage or materially influence the management of the day-to-day investment activities of the Company, other than such rights as may be set forth therein with respect to the termination or removal of the General Partner and/or investment advisor of the Company, including with cause or by a vote of the requisite number and/or percentage-in-interest of limited partners of the Company or (ii) to reasonably be expected to have a material adverse effect on the holders of the Notes.

Section 10.4. Economic Sanctions, Etc.. The Company will not, and will not permit the General Partner or any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person or Canada Blocked Person), own or control a Blocked Person or Canada Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws or any Canadian Economic Sanctions Laws.

Section 10.5. Liens. The Company will not and will not permit any Subsidiary Guarantors (other than any Financing Subsidiary) to directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except for Permitted Liens.

Section 10.6. Restricted Payments. The Company will not declare or make, or agree to declare, pay or make, directly or indirectly, any Restricted Payment, except that the Company may declare and pay a Restricted Payment if, in every such case, immediately after such transaction, (i) the requirements of Section 10.8 would be satisfied on a pro forma basis after deducting the amount of such Restricted Payment and (ii) no Default shall have occurred and be continuing or would result therefrom; provided, however, that notwithstanding the foregoing (i) or (ii), after electing to be treated as an association taxable as a corporation and electing RIC status, the Company may at all times pay dividends in an amount equal to its investment company taxable income, net tax-exempt interest income and capital gain net income that are required to be distributed to its equityholders in order to maintain its status as a RIC and to avoid U.S. federal income and excise taxes imposed on RICs. The Company will not declare or make, or agree to declare, pay or make, directly or indirectly, any dividend or other distribution (whether in Cash, securities or other property) in the form of a return of capital to the Company’s direct or indirect holders of its Equity Interests unless and until such return of capital have been offered to prepay the Notes in accordance with and as required by Section 8.9. Notwithstanding anything in this Section 10.6 to the contrary (x) nothing herein shall be deemed to prohibit dividends with respect to the capital of the Company to the extent payable in additional equity interests of the Company, and (y) nothing herein shall be deemed to prohibit the payment of Restricted Payments by any Subsidiary of the Company to the Company or to any other Subsidiary Guarantor.

Section 10.7. [Reserved].

Section 10.8. Financial Covenants.

(a) Asset Coverage Ratio. The Company will not permit the Asset Coverage Ratio to be less than 200% at any time; provided that the minimum Asset Coverage Ratio shall be reduced to 150% by written notice to the holders of the Notes from and after the date on which such ratio is permitted to be so reduced by the Company pursuant to applicable law.

(b) Unencumbered Asset Coverage Ratio. At any time the Company is not party to a Corporate Facility, the Company will not permit the Unencumbered Asset Coverage Ratio as of the last Business Day of any fiscal quarter to be less than 1.25 to 1.00.

(c) Total Asset Coverage Ratio. At any time the Company is party to a Corporate Facility, the Company will not permit the Total Asset Coverage Ratio as of the last Business Day of any fiscal quarter to be less than 1.50 to 1.00.

(c) Minimum Shareholders’ Equity. The Company will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Company to be less than 60% of Shareholders’ Equity at the last day of the prior fiscal quarter of the Company plus 25% of the net proceeds of the sale of Equity Interests by the Company and its Subsidiaries, after the date of the Closing, in the prior fiscal quarter.

Section 10.9. Most Favored Lender.

(a) If at any time an MFL Facility contains an MFL Financial Covenant that is more favorable to the lenders under such MFL Facility than the covenants, definitions and/or defaults contained in this Agreement (any such provision (including any necessary definition), a “More Favorable Covenant”), then the Company shall provide a Most Favored Lender notice in respect of such More Favorable Covenant. Such More Favorable Covenant shall be deemed automatically incorporated by reference into Section 10 of this Agreement, mutatis mutandis, as if set forth in full herein, effective as of the date when such More Favorable Covenant shall have become effective under such MFL Facility, unless waived in writing by the Required Holders within 60 days after each holder’s receipt of such notice of such More Favorable Covenant; provided that, for the avoidance of doubt, any conversion feature in any MFL Facility pursuant to which the principal amount of, or any premium and/or accrued but unpaid interest on, any debt security convertible by its terms into capital stock of the Company shall not be deemed to be a More Favorable Covenant for purposes of this section 10.9.

(b) Any More Favorable Covenant incorporated into this Agreement (herein referred to as an “Incorporated Covenant”) pursuant to this Section 10.9 (i) shall be deemed automatically amended herein to reflect any subsequent amendments made to such More Favorable Covenant under the applicable MFL Facility; provided that, if a Default or an Event of Default with respect to such Incorporated Covenant then exists and the amendment of such More Favorable Covenant would make such covenant less restrictive on the Company, such Incorporated Covenant shall only be deemed automatically amended at such time, if it should occur, when such Default or Event of Default no longer exists and (ii) shall be deemed automatically deleted from this Agreement at such time as such More Favorable Covenant is deleted or otherwise removed from the applicable MFL Facility or such applicable MFL Facility ceases to be an MFL Facility or shall be terminated; provided that, if a Default or an Event of Default then exists, such Incorporated Covenant shall only be deemed automatically deleted from this Agreement at such time, if it should occur, when such Default or Event of Default no longer exists; provided further, however, that if any fee or other consideration shall be given to the lenders under such MFL Facility for such More Favorable Covenant amendment or deletion, the equivalent of such fee or other consideration shall be given, pro rata, to the holders of the Notes.

(c) “Most Favored Lender Notice” means, in respect of any More Favorable Covenant, a written notice to each of the holders of the Notes delivered promptly, and in any event within twenty (20) Business Days after the inclusion of such More Favorable Covenant in any MFL Facility (including by way of amendment or other modification of any existing provision thereof) from a Responsible Officer referring to the provisions of this Section 10.9 and setting forth a reasonably detailed description of such More Favorable Covenant (including any defined terms used therein) and related explanatory calculations, as applicable.

(d) Additionally, notwithstanding the foregoing, no covenant, definition or default expressly set forth in this Agreement as of the date of this Agreement (or incorporated into this Agreement by an amendment or modification to this Agreement other than pursuant to this Section 10.9) shall be deemed to be amended to be less restrictive than as set forth in this Agreement as of the date of this Agreement or deleted in any respect by virtue of the provisions of this Section 10.9.

Section 10.10. BDC Conversion. Notwithstanding anything herein to the contrary (i) the BDC Conversion shall be permitted to occur and shall not be deemed to result in a breach or other violation of the provisions of this Agreement and (ii) upon the occurrence of clause (a) of the definition of BDC Conversion, (A) all references to the General Partner herein shall be deemed inapplicable, mutatis mutandis and (B) all references to the Company as a Delaware limited partnership herein shall be deemed reference to a Maryland statutory trust, mutatis mutandis.

SECTION 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount or Prepayment Settlement Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; provided that, to the extent any such default is as a result of an administrative error, such default continues unremedied for a period of three (3) Business Days after notice thereof by any holder of a Note to the Company; or

(b) the Company defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10.8 (and such failure in the case of Section 7.1(d) and Section 10.8 shall continue unremedied for a period of five (5) Business Days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note to the Company), any Incorporated Covenant or any covenant in a Supplement which specifically provides that it shall have the benefit of this paragraph (c); or

(d) the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein or in any Supplement (other than those referred to in Sections 11(a), (b) and (c)) or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) (i) any representation or warranty made in writing by or on behalf of the Company, the General Partner, or by any Responsible Officer of the Company or the General Partner in this Agreement or in any Supplement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (i) the Company, the General Partner, or any Subsidiary (other than any Financing Subsidiary) is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $25,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) the Company, the General Partner, or any Subsidiary (other than any Financing Subsidiary) is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $25,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or, solely with respect to a default arising by reason of a financial covenant, one or more Persons are entitled to declare such Indebtedness to be) $25,000,000, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time) other than with respect to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, and other than with respect to convertible debt that becomes due as a result of a conversion or redemption event, other than as a result of an “event of default” (as defined in the documents governing such convertible debt), (x) the Company, the General Partner, or any Subsidiary (other than any Financing Subsidiary) has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $25,000,000 (or its equivalent in the relevant currency of payment), or (y) one or more Persons have the right to require the Company, the General Partner, or any Subsidiary (other than any Financing Subsidiary) so to purchase or repay such Indebtedness in each case other than a default, event, or condition that relates to a Change in Control and with respect to which Section 8.8 applies; or

(g) the Company, the General Partner or any Subsidiary Guarantor (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company, the General Partner or any Subsidiary Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, the General Partner or any Subsidiary Guarantor, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

(i) any event occurs with respect to the Company, the General Partner or any Subsidiary Guarantor which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or

(j) one or more final judgments or orders for the payment of money aggregating in excess of $25,000,000 (or its equivalent in the relevant currency of payment), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company, the General Partner or any Subsidiary Guarantor and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay, or liability for such judgment amount shall not have been admitted by an insurer; or

(k) (A) an ERISA Event shall have occurred, (B) the Company or any Subsidiary establishes or amends any employee Employee Benefit Plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder, (C) the Company or any Subsidiary establishes a Non-U.S. Plan, or (D) the assets of the Company are treated as “plan assets” for purposes of Section 3(42) of ERISA. and in the case of clauses (A) through (C) any such event or events described in clauses (A) through (C) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

(l) any Subsidiary Guaranty shall cease to be in full force and effect (other than as permitted under this Agreement), any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of any Subsidiary Guaranty, or the obligations of any Subsidiary Guarantor under any Subsidiary Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Subsidiary Guaranty; or

(m) the Company shall cease to be managed by the Manager, an Affiliate thereof or any successor thereto, except upon an internalization of the manager; or

(n) the Company or any of its Subsidiaries shall cause or permit the occurrence of any condition or event that would result in any recourse to any Obligor under any Permitted SBIC Guarantee.

SECTION 12. REMEDIES ON DEFAULT, ETC..

Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount of a Note shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount or Prepayment Settlement Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, and Prepayment Settlement Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and Prepayment Settlement Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc.. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes and the principal amount (and the stated interest) of the Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes. (a) Subject to Section 13.1 and clause (b) below, any registered holder of a Note or a Purchaser (an “Assigning Party”) may assign to one or more assignees (other than, so long as no Default or Event of Default shall have occurred and be continuing, a Competitor) (an “Assignee”) all or a portion of its rights and obligations under its Note and/or under this Agreement.

(b) Any such assignment or transfer shall be subject to the following conditions: (i) the Assigning Party shall deliver to the Company a written instrument of transfer duly executed by the Assigning Party or such Assigning Party’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof; (ii) the Assignee shall have made the representations set forth in Section 6.2 to the Company; and (iii) an exemption from registration of the Notes under the Securities Act is available.

(c) Upon satisfaction of the conditions set forth in clause (b) above and recordation on the register under Section 13.1 and surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten (10) Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same Series (and of the same tranche if such Series has separate tranches) (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1, or attached to the applicable Supplement with respect to any Additional Notes. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes and shall not be required to execute and deliver such Notes unless and until the holder otherwise entitled to such Notes has paid to the Company the amount of any such tax or expense or has established, to the satisfaction of the Company, that such tax or expense has been paid or is not payable. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a tranche, one Note of such tranche may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.2.

Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation in the form of a lost note affidavit), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or Additional Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten (10) Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series (and of the same tranche if such Series has separate tranches), dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount and Prepayment Settlement Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of the Manager in such jurisdiction located on the date hereof at Two Greenwich Plaza, First Floor, Greenwich, CT 06830. The Company (or its agent or sub-agent) may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Payment by Wire Transfer. So long as any Purchaser or Additional Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company (or its agent or sub-agent) will pay all sums becoming due on such Note for principal, Make-Whole Amount, Prepayment Settlement Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in or, in the case of any Additional Purchaser Schedule attached to any Supplement to which such Additional Purchaser is a party, or by such other method or at such other address as such Purchaser or Additional Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser or Additional Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or Additional Purchaser or such Person’s nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser or Additional Purchaser under this Agreement or any Supplement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

Section 14.3. FATCA and Other Information. Each Purchaser (and each assignee thereof) shall provide to the Company (i) upon becoming a party to this Agreement, a Form W-9 (or its successor) certifying that such Purchaser (or assignee thereof) is entitled to an exemption from United States backup withholding tax or a Form W-8 (or its successor), (ii) in case of a Purchaser (or assignee) claiming the benefits of the exemption for portfolio interest under the Code, (x) a certificate to the effect that such Purchaser (or assignee) is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Company within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Company as described in Section 881(c)(3)(C) of the Code and (iii) upon the request of the Company, other information or forms reasonably requested by the Company. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA or similar law and as may otherwise be necessary for the Company to comply with its obligations under FATCA or similar law and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA or similar law and to determine that such holder has complied with such holder’s obligations under FATCA or similar law or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Purchaser (and each assignee) agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company in writing of its legal inability to do so. Nothing in this Section 14.3 (other than the first sentence of this Section 14.3) shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential except if the Company (i) is required to disclose such information pursuant to applicable law or (ii) discloses such information as is necessary or advisable to reduce or eliminate withholding or other taxes.

SECTION 15. EXPENSES, ETC.

Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees of one special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers, the Additional Purchasers, if any, and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement (including any Supplement), any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement (including any Supplement), any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any

Subsidiary Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $3,500 for any Series or tranche thereof. If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI).

The Company will pay, and will save each Purchaser, each Additional Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or Additional Purchaser or other holder in connection with its purchase of the Notes) and (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

Section 15.2. Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Subsidiary Guaranty or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Subsidiary Guaranty or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder, except taxes that are imposed as a result of a present or former connection between such Purchaser and the jurisdiction imposing such tax (other than connections arising from such Purchaser having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement) with respect to an assignment.

Section 15.3. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Supplement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement.

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein or in any Supplement shall survive the execution and delivery of this Agreement, such Supplement and the Notes, the purchase or transfer by any Purchaser or any Additional Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any Additional Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any Supplement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding between each Purchaser and Additional Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AMENDMENT AND WAIVER.

Section 17.1. Requirements.

(a) Amendments. Subject to Section 10.9, this Agreement (including any Supplement) and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(i) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 20 hereof, or any defined term (as it is used therein), or the corresponding provision of any Supplement, or any defined term (as it is used in any such Section or such corresponding provision of any Supplement) will be effective as to any Purchaser or Additional Purchaser unless consented to by such Purchaser or Additional Purchaser in writing; and

(ii) no amendment or waiver may, without the written consent of each Purchaser, Additional Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount or Prepayment Settlement Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2 (or such corresponding provision of any Supplement)), 11(a), 11(b), 12, 17 or 20.

(b) Any Subsidiary Guaranty may be amended or modified in accordance with the terms thereof, and all amendments to the Subsidiary Guaranty obtained in conformity with such requirements shall bind all holders of the Notes.

(c) Supplements. Notwithstanding anything to the contrary contained herein, the Company may enter into any Supplement providing for the issuance of one or more Series of Additional Notes consistent with, and in compliance with, Sections 2.2 and 4.17 hereof without obtaining the consent of any holder of any other Series of Notes.

Section 17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, any Supplement or of the Notes or any Subsidiary Guaranty. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Subsidiary Guaranty to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. Except as otherwise set forth in this Agreement, the Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof, any Supplement or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company or the General Partner, (ii) any Subsidiary or any other Affiliate of the Company or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company or the General Partner and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3. Binding Effect, Etc.. Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any holder of a Note and no delay in exercising any rights hereunder or under any Note or Subsidiary Guaranty shall operate as a waiver of any rights of any holder of such Note.

Section 17.4. Notes Held by Company, Etc.. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company, the General Partner or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18. NOTICES.

(a) Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (charges prepaid). Notwithstanding the foregoing, any such notice may be sent by email, provided that, upon written request of any holder to receive paper copies of such notices or communications, the Company will promptly deliver such paper copies to such holder:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing, or

(iv) if to an Additional Purchaser or such Additional Purchaser’s nominee, to such Additional Purchaser or such Additional Purchaser’s nominee at the address specified for such communications in Schedule A to any Supplement, or at such other address as such Additional Purchaser or such Additional Purchaser’s nominee shall have specified to the Company in writing.

Notices under this Section 18 will be deemed given only when actually received. Notwithstanding anything to the contrary contained herein, any notice to be given by the Company (other than an Officer’s Certificate) may be delivered by an agent or sub-agent of the Company. Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b) Notices and other communications to the Purchasers, Additional Purchasers or other holders of any Note hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites); provided that the foregoing shall not apply to notices to a Purchaser, Additional Purchaser or other holder of any Note if such Purchaser, Additional Purchaser or holder has notified the Company that it is incapable of receiving notices under this Agreement by electronic communication. Notices and other communications (i) sent to an e-mail address shall be deemed received when sent (unless the sender receives any notice indicating inactive e-mail address or inability to receive), provided that if such notice or other communication is not sent during normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. Unless a Purchaser, Additional Purchaser or other holder of any Note has notified the Company that it is incapable of receiving notices by electronic communication, each Purchaser, Additional Purchaser or other holder of any Note agrees to notify the Company in writing (including by electronic communication) from time to time of any change in such Purchaser’s, Additional Purchaser’s or holder’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

SECTION 19. REPRODUCTION OF DOCUMENTS.

This Agreement, each Subsidiary Guaranty and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser or Additional Purchaser at a Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser or Additional Purchaser, may be reproduced by such Purchaser or Additional Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser or Additional Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser or Additional Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20. CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser or Additional Purchaser by or on behalf of the Company, the General Partner or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement or any Supplement provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser or Additional Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or Additional Purchaser or any Person acting on such Purchaser’s or Additional Purchaser’s behalf, (c) otherwise becomes known to such Purchaser or Additional Purchaser other than through disclosure by the Company or any Subsidiary (other than as a result of a breach of this Section 20 to the extent known to such Purchaser or Additional Purchaser) or (d) constitutes financial statements delivered to such Purchaser or Additional Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser and Additional Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser or Additional Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser and Additional Purchaser, provided that such Purchaser or Additional Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees (legal and contractual), agents, attorneys, trustees and affiliates (to the extent such Persons are subject to similar confidentiality requirements as those set forth in this Section 20 and to the extent that such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors, other professional advisors, consultants and investors or partners in Related Funds that are Purchasers, Additional Purchasers or holders of the Notes, who agree, in each case, to hold confidential the Confidential

Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person would be permitted to be a holder of the Notes hereunder and has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person would be permitted to be a holder of the Notes hereunder and has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s or Additional Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (provided that, to the extent permitted (except where disclosure of the purchase of the Notes is to be made to any supervisory or regulatory body during the normal course of its exercise of its regulatory or supervisory function over such Purchaser or Additional Purchaser and consistent with such Purchaser’s or Additional Purchaser’s usual practice), such Purchaser or Additional Purchaser shall use its reasonable best efforts to provide prior notice to the Company of any such disclosure) (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser or Additional Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser or Additional Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser or Additional Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s or Additional Purchaser’s Notes or this Agreement or any Subsidiary Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement or any Subsidiary Guaranty. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or Additional Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through Intralinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or Additional Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21. SUBSTITUTION OF PURCHASER.

Each Purchaser or Additional Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or Additional Purchaser or any one of such other Purchaser’s or Additional Purchaser’s Affiliates (other than any Competitor) (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser or Additional Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21) or any Additional Purchaser in any Supplement, shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser or Additional Purchaser, as the case may be. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder or any Additional Purchaser in any Supplement and such Substitute Purchaser thereafter transfers to such original Purchaser or Additional Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser or Additional Purchaser, as the case may be, and such original Purchaser or Additional Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22. MISCELLANEOUS.

Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement (including all covenants and other agreements contained in any Supplement) by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not; except that, subject to Section 10.2, the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 22.2. Accounting Terms. (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(b) If the Company notifies the holder of the Notes that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if a holder of the Notes notifies the Company that the Required Holders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 22.5. Counterparts; Electronic Contracting. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Agreement and the other documents (other than the Notes). Delivery of an electronic signature to, or a signed copy of, this Agreement and such other documents (other than the Notes) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the other documents (other than the Notes) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if any Purchaser or Additional Purchaser shall request manually signed counterpart signatures to any document, the Company hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable (but in any event within 30 days after such request or such longer period as the requesting Purchaser or Additional Purchaser and the Company may mutually agree).

Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company and each Purchaser and Additional Purchaser irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company and each Purchaser and Additional Purchaser irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company and each Purchaser and Additional Purchaser agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c) The Company and each Purchaser and Additional Purchaser consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company and each Purchaser and Additional Purchaser agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*    *    *    *    *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

SILVER POINT SPECIALTY CREDIT FUND, L.P.

By: SILVER POINT SPECIALTY CREDIT FUND GP,
LLC, AS GENERAL PARTNER

By:	/s/ Jesse Dorigo
Name: Jesse Dorigo
Title: Authorized Signatory

The foregoing is hereby

agreed to as of the

date thereof.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Investment Officer

SILVER POINT CAPITAL

NOTE PURCHASE AGREEMENT

The foregoing is hereby

agreed to as of the

date thereof.

CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: AllianceBernstein, LP its Investment Advisor

By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Senior Vice President

SILVER POINT CAPITAL

NOTE PURCHASE AGREEMENT

The foregoing is hereby

agreed to as of the

date thereof.

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ Herman L. Riva
Name: Herman L. Riva
Title: Securities Vice President

SILVER POINT CAPITAL

NOTE PURCHASE AGREEMENT

The foregoing is hereby

agreed to as of the

date thereof.

AMERICAN HEALTH AND LIFE INSURANCE COMPANY
By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

BOSTON MUTUAL LIFE INSURANCE COMPANY
By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

LIFE INSURANCE COMPANY OF BOSTON & NEW YORK
By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

MISSOURI EMPLOYERS MUTUAL INSURANCE COMPANY
By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

SILVER POINT CAPITAL

NOTE PURCHASE AGREEMENT

The foregoing is hereby

agreed to as of the

date thereof.

PENN NATIONAL SECURITY INSURANCE COMPANY
By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

PENNSYLVANIA NATIONAL MUTUAL CASUALTY INSURANCE COMPANY
By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

PRIMERICA LIFE INSURANCE COMPANY
By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

TRITON INSURANCE COMPANY
By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

SILVER POINT CAPITAL

NOTE PURCHASE AGREEMENT

The foregoing is hereby
agreed to as of the
date thereof.
GREAT AMERICAN INSURANCE COMPANY

	By:	/s/ Stephen C. Beraha
Name: Stephen C. Beraha
Title: Assistant Vice President

SILVER POINT CAPITAL

NOTE PURCHASE AGREEMENT

The foregoing is hereby
agreed to as of the
date thereof.
GREAT AMERICAN INSURANCE COMPANY

	By:	/s/ Stephen C. Beraha
Name: Stephen C. Beraha
Title: Assistant Vice President

SILVER POINT CAPITAL

NOTE PURCHASE AGREEMENT

The foregoing is hereby
agreed to as of the
date thereof.
GREAT AMERICAN LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser

	By:	/s/ James Moore
Name: James Moore
Title: Managing Director

SILVER POINT CAPITAL

NOTE PURCHASE AGREEMENT

The foregoing is hereby
agreed to as of the
date thereof.
BBH CREDIT VALUE MASTER FUND LTD
BBH INCOME FUND
TENASKA INVESTMENT MANAGEMENT
REAL ESTATE TRUST FIXED INCOME
THE PUBLIC INSTITUTION FOR SOCIAL SECURITY
MMIC INSURANCE, INC
UMIA INSURANCE, INC.
SEINE & CO
COLONY INSURANCE COMPANY
ARGONAUT INSURANCE COMPANY

	By:	Brown Brothers Harriman & Co., acting solely as agent and investment manager on behalf of the client accounts/BBH Funds noted above

	By:	/s/ Neil Hohmann
Name: Neil Hohmann
Title: Managing Director

SILVER POINT CAPITAL

NOTE PURCHASE AGREEMENT

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Notes” is defined in Section 2.2.

“Additional Purchasers” means purchasers of Additional Notes.

“Adjusted Interest Rate” is defined in Section 1.2(d).

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company. Notwithstanding anything herein to the contrary, the term “Affiliate” shall not include any Person that constitutes a Portfolio Investment or any Person that acts as investment advisor in the ordinary course of business on behalf of the account of any Purchaser or any other subsequent holder of Notes.

“Agreement” means this Master Note Purchase Agreement, including all Supplements, Schedules and Exhibits attached to this Agreement (including all Schedules and Exhibits attached to any Supplement) as it may be amended, restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 and any similar provisions of the Criminal Code (Canada).

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act or any similar provisions of the Criminal Code (Canada).

“Asset Coverage Ratio” means the ratio, determined on a consolidated basis for the Company and its Subsidiaries, without duplication, of (i) the value of total assets of the Company and its Subsidiaries to (ii) the aggregate amount of Indebtedness of the Company and its Subsidiaries (including any Indebtedness outstanding under this Agreement). For the purposes of calculating the Asset Coverage Ratio, Indebtedness of an SBIC Subsidiary outstanding as of the date of such calculation shall be excluded from the calculation of Asset Coverage Ratio to the extent and in the manner that such Indebtedness may be excluded from the asset coverage requirements of sections 18(a) and 61(d) of the Investment Company Act pursuant to an effective exemptive order issued by the SEC.

“Below Investment Grade Event” is defined in Section 1.2(e).

SCHEDULE A

(to Master Note Purchase Agreement)

“BDC Conversion” means, collectively, the Company (a) electing to effect a restructuring of the Company from a Delaware limited partnership to a Maryland statutory trust and (b) electing to be regulated as a business development company under the Investment Company Act.

“BDC Vehicle” means any successor or other entity existing as a result of a BDC Conversion by the Company.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Canada Blocked Person” means (i) a “terrorist group” as defined for the purposes of Part II.1 of the Criminal Code (Canada), or (ii) a Person identified in or pursuant to (w) Part II.1 of the Criminal Code (Canada), or (x) the Proceeds of Crime (Money Laundering) and Terrorist Financing Act, or (y) the Justice for Victims of Corrupt Foreign Officials Act (Sergei Magnitsky Law), or (z) regulations or orders promulgated pursuant to the Special Economic Measures Act (Canada), the United Nations Act (Canada), or the Freezing Assets of Corrupt Foreign Officials Act (Canada), in any case pursuant to this clause (ii) as a Person in respect of whose property or benefit a holder of Notes would be prohibited from entering into or facilitating a related financial transaction.

“Canadian Economic Sanctions Laws” means those laws, including enabling legislation, orders-in-council or other regulations administered and enforced by Canada or a political subdivision of Canada pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including Part II.1 of the Criminal Code (Canada), the Special Economic Measures Act (Canada), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act, the Justice for Victims of Corrupt Foreign Officials Act (Sergei Magnitsky Law), the United Nations Act (Canada), the Export and Import Permits Act (Canada), and the Freezing Assets of Corrupt Foreign Officials Act (Canada), and including all regulations promulgated under any of the foregoing, or any other similar sanctions program or action.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Cash” means any immediately available funds in Dollars or in any currency other than Dollars (measured in terms of the Dollar Equivalent thereof) which is a freely convertible currency.

“CLO Facility” means that certain collateralized loan obligation facility, evidenced by that certain indenture and security agreement, dated as of September 9, 2021, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, by and among Silver Point SCF CLO I, Ltd., as the issuer, Silver Point SCF CLO I, LLC, as the co-issuer and U.S. Bank National Association, as the collateral agent and the trustee.

“Closing” and “Closings” are defined in Section 3.

“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the first paragraph of this Agreement.

“Competitor” means (a) any entity that has elected to be, or intends to become elected to be, regulated as a “business development company” under the Investment Company Act; (b) any Person who is not an Affiliate of the Company or any of its subsidiaries and who engages (or whose Affiliate engages), as its primary business, in (i) the same or similar business as a material business of the Company or any of its subsidiaries or (ii) the business of providing or buying loans in the middle market or to venture companies and such Person is not a bank or an insurance company; or (c) any Affiliate of any of the foregoing entities described in clauses (a) or (b) other than an Affiliate that (i) has not elected to be regulated as a “business development company” under the Investment Company Act, (ii) does not engage, as its primary business, in the business of providing loans in the middle market, (iii) has established procedures which will prevent confidential information supplied to such Affiliate from being transmitted or otherwise made available to such affiliated entities described in clauses (a) or (b), and (iv) is managed by Persons other than Persons who manage such affiliated entities described in clauses (a) or (b); provided that:

(i) the provision of investment advisory services by a Person to an employee benefit plan which is owned or controlled by a Person which would otherwise be a Competitor shall not in any event cause the Person providing such services to be deemed to be a Competitor, provided that such Person providing such services has established and maintains procedures which will prevent Confidential Information supplied to such Person from being transmitted or otherwise made available to such employee benefit plan;

(ii) in no event shall an Institutional Investor be deemed a Competitor if such Institutional Investor is a pension plan sponsored by a Person which would otherwise be a Competitor but which is a regular investor in privately placed Securities and such pension plan has established and maintains procedures which will prevent Confidential Information supplied to such pension plan by the Company from being transmitted or otherwise made available to such plan sponsor;

(iii) in any event that any Private Placement Agent that would otherwise be deemed to be a Competitor pursuant to the foregoing provisions of this definition, such Private Placement Agent shall not be deemed to be a Competitor if such Private Placement Agent holds the Notes only in connection with its role as an intermediary in the prompt and expeditious sale in accordance with customary financial market conditions of the Note or Notes owned by one Institutional Investor who is not a Competitor to another purchasing Institutional Investor who is not a Competitor and such Private Placement Agent has established procedures which will prevent confidential information supplied to either the selling or buying Institutional Investor by the Company from being transmitted or otherwise made available to such Private Placement Agent or any of its Affiliates in any capacity other than as the agent and intermediary in connection with such sale of any such Note or Notes; and

(iv) in no event shall an initial Purchaser be deemed to be a Competitor.

“Confidential Information” is defined in Section 20.

“Constituent Documents” means, for any Person, its constituent or organizational documents, including: (a) in the case of any limited partnership, joint venture, trust or other form of business entity, the limited partnership agreement, joint venture agreement, articles of association or other applicable certificate or agreement of registration or formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state or jurisdiction of its formation; (b) in the case of any limited liability company, the certificate or articles of formation and operating agreement for such Person; (c) in the case of a corporation or exempted company, the certificate or articles of incorporation or association and the bylaws for such Person or its memorandum and articles of association; and (d) in the case of any trust, the trust deed, declaration of trust or equivalent establishing such trust, in each such case as it may be restated, modified, amended or supplemented from time to time.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether as general partner or through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Controlled Entity” means any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates.

“Corporate Facility” means a secured credit facility of the Company, with recourse to the Company, incurred pursuant to documentation containing financial covenants, covenants governing the borrowing base, if any, portfolio valuations and events of default other terms (other than interest) that are not materially more or less restrictive upon the Company and its Subsidiaries than those set forth in similar credit facilities for borrowers the general nature of the business of which is not substantially different from the general nature of the business of the Company and its Subsidiaries, taken as a whole.

“DBRS” means DBRS, Inc. (dba DBRS Morningstar), or if applicable, its successor.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means with respect to any Note of any Series or tranche, that rate of interest per annum that is the greater of (a) 2.00% per annum above the rate of interest on the Notes then in effect for such Series or tranche or (b) 2.00% over the rate of interest publicly announced by Goldman Sachs Bank USA in New York, New York as its “base” or “prime” rate.

“Deutsche Bank” means Deutsche Bank AG, New York Branch.

“Deutsche Bank Facility” means that certain senior secured asset based revolving credit facility, evidenced by the Loan Financings and Servicing Agreement, dated as of October 17, 2017, as the same may have been or may in the future be amended or amended and restated from time to time, by and among the Company, as equityholder, Specialty Credit Services, LLC as servicer, SCF, as borrower, the lenders from time to time party thereto and Deutsche Bank, as facility agent and U.S. Bank National Association, as collateral agent and collateral custodian (together with any successors in such capacities).

“Directing Body” means the Company’s applicable governing body.

“Disclosure Documents” is defined in Section 5.3.

“Dollar Equivalent” means, on any date of determination, with respect to an amount denominated in any Foreign Currency, the amount of Dollars that would be required to purchase such amount of such Foreign Currency on the date two (2) Business Days prior to such date, based upon the spot selling rate display on the applicable Bloomberg Financial Markets screen page for the exchange of such Foreign Currency for Dollars for delivery two (2) Business Days later.

“Dollars” or “$” refers to lawful money of the United States of America.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Employee Benefit Plan” shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) that is maintained or contributed to by the Company.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest. As used in this Agreement, “Equity Interests” shall not include convertible debt unless and until such debt has been converted to capital stock.

“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414(b) or (c) of the Code, or solely with respect to section 412 of the Code, section 414(m) or (o) of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) any failure by any Plan to satisfy the minimum funding standards (within the meaning of Sections 412 and 430 of the Code or Sections 302 and 303 of ERISA) applicable to such Plan, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan (other than for premiums due but not delinquent under Section 4007 of ERISA); (e) a determination that any Plan is, or is expected to be, in “at-risk” status (within the meaning of Section 303(i) of ERISA); (f) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan under Section 4041 of ERISA or to appoint a trustee to administer any Plan under Section 4042 of ERISA; (g) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or a “complete withdrawal” or “partial withdrawal” (as such terms are defined in Sections 4203 and 4205 of ERISA) from any Multiemployer Plan; or (h) the receipt by the Company or any ERISA Affiliate of any notice from any Multiemployer Plan concerning the imposition of Withdrawal Liability on the Company or any ERISA Affiliate or a determination that a Multiemployer Plan is “insolvent” (within the meaning of Section 4245 of ERISA), or in “endangered or critical status” within the meaning of Section 305 of ERISA.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder from time to time in effect.

“FATCA” means sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among governmental authorities and implementing such sections of the Code.

“Financing Subsidiary” means an SPE Subsidiary or an SBIC Subsidiary.

“First Closing” is defined in Section 3.

“Foreign Currency” means at any time any currency other than Dollars.

“Foreign Subsidiary” means any (a) direct or indirect Subsidiary of the Company that is organized under the laws of any jurisdiction other than the United States or its territories or possessions and that is treated as a corporation for United States federal income tax purposes, (b) direct or indirect Subsidiary of the Company which is a “controlled foreign corporation” within the meaning of the Code, (c) direct or indirect Subsidiary that is disregarded as an entity that is separate from its owner for United States federal income tax purposes and substantially all of its assets consist of the capital stock of one or more direct or indirect Foreign Subsidiaries or (d) any other Subsidiary where the guaranty or pledge of such Subsidiary or its assets could reasonably be expected to result in adverse tax consequences.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means (a) generally accepted accounting principles as in effect from time to time in the United States of America and (b) for purposes of Section 9.7, with respect to any Subsidiary, generally accepted accounting principles (including International Financial Reporting Standards, as applicable) as in effect from time to time in the jurisdiction of organization of such Subsidiary.

“General Partner” means Silver Point Specialty Credit Fund GP, LLC, a Delaware limited liability company.

“Governmental Authority” means:

(a) the government of:

(i) the United States of America, Canada or any state, province or other political subdivision thereof, or

(ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection or customary indemnification agreements entered into in the ordinary course of business provided that such indemnification obligations are unsecured, such Person has determined that any liability thereunder is remote and such indemnification obligations are not the functional equivalent of the guaranty of a payment obligation of the primary obligor) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof;

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange protection agreement, commodity price protection agreement, or other interest, currency exchange rate or commodity hedging arrangement.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Immaterial Subsidiary” means any Subsidiary of the Company that (a) owns, legally or beneficially, directly or indirectly, assets which in the aggregate have a value not in excess of the lesser of (y) $10,000,000 and (z) 1.0% of the total assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP, and (b) is not designated a Financing Subsidiary or a Subsidiary Guarantor in accordance with the terms and provisions of this Agreement.

“Incorporated Covenant” is defined in Section 10.9.

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and accrued expenses arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f) the aggregate Swap Termination Value of all Swap Contracts of such Person; and

(g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. Notwithstanding the foregoing, “Indebtedness” shall not include (x) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset or Investment to satisfy unperformed obligations of the seller of such asset or Investment or (y) a commitment arising in the ordinary course of business to make a future Portfolio Investment.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Accredited Investor” means an “accredited investor” as that term is defined in Rule 501(a)(1), (a)(2), (a)(3) or (a)(7) of Regulation D promulgated under the Securities Act.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Investment” means, for any Person: (a) Equity Interests, bonds, notes, debentures or other securities of any other Person or any agreement to acquire any Equity Interests, bonds, notes, debentures or other securities of any other Person (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) deposits, advances, loans or other extensions of credit made to any other Person (including purchases of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person); and (c) Hedging Agreements.

“Investment Company Act” means the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and all exemptive relief, if any, obtained by the Company thereunder, as the same may be amended from time to time.

“Investment Company Act Asset Coverage” means the minimum asset coverage required to be maintained by the Company to comply with the Investment Company Act.

“Investment Grade” means a rating of at least “BBB-” (or its equivalent) or higher by DBRS or its equivalent by any other NRSRO without giving effect to any credit watch.

“Investment Policies” means, with respect to the Company, the investment objectives, policies, restrictions and limitations as the same may be changed, altered, expanded, amended, modified, terminated or restated from time to time; provided that any amendment, change, supplement or modification thereto that is, or could reasonably be expected to be, materially adverse to the holders of the Notes that was effected without the prior written consent of the Required Holders shall be deemed excluded from the definition of “Investment Policies” for purposes of this Agreement.

“IPO” means any underwritten initial public offering by the BDC Vehicle of equity securities pursuant to an effective registration statement under the Securities Act.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements but, in the case of Portfolio Investments that are equity securities, excluding customary drag-along, tag-along, right of first refusal and other similar rights in favor of other equity holders of the same issuer). For the avoidance of doubt, in the case of Investments that are loans or other debt obligations, customary restrictions on assignments or transfers thereof on customary and market based terms pursuant to the underlying documentation relating to such Investment shall not be deemed to be a “Lien.”

“Make-Whole Amount” is defined in Section 8.6.

“Manager” means Silver Point Specialty Credit Fund Management, LLC, a Delaware limited liability company, or any successor thereto.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries (other than Financing Subsidiaries) taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries (other than Financing Subsidiaries) taken as a whole (excluding in any case a decline in the net asset value of the Company or a change in general market conditions or values of the Portfolio Investments), (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under its Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or any Subsidiary Guaranty.

“Material Credit Facility” means, as to the Company and its Subsidiaries,

(a) any Corporate Facility, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and

(b) any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the date of Closing by the Company or any Subsidiary (other than a Financing Subsidiary or Foreign Subsidiary), or in respect of which the Company or any Subsidiary (other than a Financing Subsidiary or Foreign Subsidiary) is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $25,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility so long as the aggregate principal amount outstanding or available for borrowing under all such Credit Facilities exceeds such amount; provided that, the Corporate Facility shall, notwithstanding its principal amount outstanding or available for borrowing at any time thereunder, at all times constitute a “Material Credit Facility”; provided further that, Non-Recourse Indebtedness shall, notwithstanding its principal amount outstanding or available for borrowing, not constitute a “Material Credit Facility.”

“Maturity Date” is defined in the first paragraph of each Note.

“MFL Facility” means (i) any Corporate Facility and (ii) a credit facility, loan agreement or other like financial instrument under which the Company may incur unsecured Indebtedness in excess of $25,000,000.

“MFL Financial Covenant” means any covenant (regardless of whether such provision is labeled or otherwise characterized as a covenant, a definition or a default) that requires the Company or any Subsidiary to (i) maintain any level of financial performance (including any specified level of net worth, total assets, cash flows or net income, however expressed), (ii) maintain any relationship of any component of its capital structure to any other component thereof (including the relationship of indebtedness, senior indebtedness or subordinated indebtedness to total capitalization or to net worth, however expressed), (iii) to maintain any measure of its ability to service its indebtedness (including exceeding any specified ratio of revenues, cash flow or income to interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness, however expressed) or (iv) not to exceed any maximum level of indebtedness, however expressed; provided, however, that, for the avoidance of doubt, no borrowing base requirement or covenants, however expressed, shall constitute an MFL Financial Covenant.

“More Favorable Covenant” is defined in Section 10.9.

“Most Favored Lender Notice” is defined in Section 10.9.

“Multiemployer Plan” means a multiemployer plan as defined in section 4001(a)(3) of ERISA in respect of which the Company or any ERISA Affiliate is or within the six-year period immediately preceding the date hereof, was required to make contributions.

“NAIC” means the National Association of Insurance Commissioners.

“Nationally Recognized Statistical Rating Organization” or “NRSRO” means a rating organization designated from time to time by the SEC as being nationally recognized whose status has been confirmed by the SVO and its successors, other than Egan Jones Rating Company and its successors.

“Non-Recourse Indebtedness” means any Indebtedness of (a) a Financing Subsidiary or (b) any other Subsidiary on terms that recourse may be had by action against such Subsidiary that is an obligor of such Indebtedness or by enforcement of a security interest over certain assets of such Subsidiary and not by way of action against the Company or any other Subsidiary (other than any Subsidiary of such Subsidiary) (other than with respect to ownership interests in such Subsidiary or Guarantees in respect of Standard Securitization Undertakings or a Permitted SBIC Guarantee).

“Notes” is defined in Section 1.

“Obligor” means the Company and any Subsidiary Guarantor.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Directing Body-Approved Affiliate Transaction” means any transaction between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company, on the other hand, that (a) has been approved by the Directing Body (which shall mean the approval of a majority of the independent members of the applicable governing body of the Company) and (b) has been consented to by the Required Holders (in each case, such consent not to be unreasonably withheld or delayed).

“Permitted Liens” means (a) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP; (b) Liens of clearing agencies, broker-dealers and similar Liens incurred in the ordinary course of business, provided that such Liens (i) attach only to the securities (or proceeds) being purchased or sold and (ii) secure only obligations incurred in connection with such purchase or sale, and not any obligation in connection with margin financing; (c) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmens’, storage and repairmen’s Liens and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money); (d) Liens incurred or pledges or deposits made to secure obligations incurred in the ordinary course of business under workers’ compensation laws, unemployment insurance or other similar social security legislation (other than in respect of employee benefit plans subject to ERISA) or to secure public or statutory obligations; (e) Liens securing the performance of, or payment in respect of, bids, insurance premiums, deductibles or co-insured amounts, tenders, government or utility contracts (other than for the repayment of borrowed money), surety, stay, customs and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business; (f) Liens arising out of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as such judgments or awards do not constitute an Event of Default under clause (j) of Section 11; (g) customary rights of setoff and liens upon (i) deposits of cash in favor of banks or other depository institutions in which such cash is maintained in the ordinary course of business, (ii) cash and financial assets held in securities accounts in favor of banks and other financial institutions with which such accounts are maintained in the ordinary course of business and (iii) assets held by a custodian in favor of such custodian in the ordinary course of business including securing payment of fees, indemnities and other similar obligations; (h) Liens arising solely from precautionary filings of financing statements under the Uniform Commercial Code of the applicable jurisdictions in respect of operating leases entered into by the Company or any of its Subsidiaries in the ordinary course of business; (i) easements, rights of way, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Obligor or any of its Subsidiaries in the normal conduct of such Person’s business; (j) Liens in favor of any escrow agent solely on and in respect of any cash earnest money deposits made by any Obligor in connection with any letter of intent or purchase agreement (to the extent that the acquisition or disposition with respect thereto is otherwise permitted hereunder); (k) precautionary Liens, and filings of financing statements under the Uniform Commercial Code, covering assets sold or contributed to any Person not prohibited hereunder; (l) Liens incurred in connection with any Hedging Agreement entered into in the ordinary course of business and not for speculative purposes; (m) Liens which secure obligations under a Corporate Facility; (n) Liens permitted under, or that would be permitted under, an analogous covenant limiting Liens set forth in a Corporate Facility, (o) Liens granted pursuant to or by any SPV Facility and (p) Liens securing the Notes.

“Permitted SBIC Guarantee” means a guarantee by the Company of Indebtedness of an SBIC Subsidiary on the SBA’s then applicable form, provided that the recourse to the Company thereunder is expressly limited only to periods after the occurrence of an event or condition that is an impermissible change in the control of such SBIC Subsidiary (it being understood that, as provided in Section 11(n), it shall be an Event of Default hereunder if any such event or condition giving rise to such recourse occurs).

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or governmental authority.

“Placement Agent” means Goldman Sachs & Co.

“Plan” means any employee pension benefit plan within the meaning of Section 3(2) of ERISA (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is or within the six-year period immediately preceding the date hereof, was (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be), an “employer” as defined in Section 3(5) of ERISA.

“Portfolio Investment” means (i) any Investment held by the Company or one of its Subsidiaries in their asset portfolio and (ii) any investment held by the Company or one of its Subsidiaries that is listed on the Company’s consolidated Schedule of Investments included in any filing with the SEC (or, for investments made during a given quarter and before a consolidated Schedule of Investments is filed with respect to the end of such quarter, will be listed on the Company’s consolidated Schedule of Investments to be filed with the SEC with respect to the end of such quarter during which the Investment is made), including any such Schedule of Investments filed (or to be filed) with any of the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, registration statements, or prospectuses.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Prepayment Settlement Amount” is defined in Section 8.6.

“Private Placement Agent” means any company organized as a “broker” or “dealer” (as each such term is defined in Section 3(a) (4) and (5), respectively, of the Exchange Act) of recognized national standing regularly engaged as an intermediary in the placement or sale to and among Institutional Investors of Indebtedness Securities exempt from registration under the Securities Act.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2) and any Substitute Purchaser (so long as any such substitution complies with Section 21), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 or as the result of a substitution pursuant to Section 21 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information.

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Rating” means a rating of the Notes issued by an NRSRO, which rating shall (a) specifically describe the Notes, including their interest rate, maturity and Private Placement Number and (b) in the event that such Rating is a “private letter rating,” (i) state that the Rating addresses the likelihood of payment of both the principal and interest of such Notes (which requirement shall be deemed satisfied if the evidence of such Rating is silent as to the likelihood of payment of both principal and interest and does not otherwise include any indication to the contrary), (ii) not include any prohibition against sharing such evidence with the SVO or any other regulatory authority having jurisdiction over the holders of the Notes, and (iii) include such other information relating to the Rating for the Notes as may be required from time to time by the SVO or any other regulatory authority having jurisdiction over the holders of the Notes.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means, at any time:

(a) after the First Closing and before the Second Closing Date, (i) the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates or Portfolio Investments) and (ii) the Purchasers of the Notes scheduled to be issued at the Second Closing, and

(b) on or after the Second Closing Date, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates or Portfolio Investments)

; provided that in the event a Supplement has been entered into by the Company with Additional Purchasers thereunder, but the Additional Notes to be issued have not yet been so issued, “Required Holders” shall also include the Additional Purchasers scheduled to purchase such Additional Notes until such time as such Additional Notes are so purchased.

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company or General Partner with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” means any dividend or other distribution (whether in Cash, securities or other property) with respect to any equity interests of the Company or any of its Subsidiaries, or any payment (whether in Cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such equity interests of the Company or any option, warrant or other right to acquire any such equity interests of the Company (it being understood that none of: (i) payments of quarterly dividends or other distributions made to meet certain distribution requirements of a RIC under the Code or to reduce taxes of the Company; (ii) dividends or distributions payable to the Company or any of its Subsidiaries (and to other holders of equity interests of any Subsidiary on a pro rata basis); (iii) any distributions or payments to permit the Company or its direct or indirect owners to pay management fees or incentive fees due under the operating documents of such entity; (iv) any distributions representing carried interest; (v) any tax distributions as provided for under the operating documents of the Company; (vi) (w) the conversion features under convertible notes; (x) the triggering and/or settlement thereof; or (y) any cash payment made by the Company in respect of partial shares relating thereto or (vii) any such payment that would be permitted by an SPV Facility), shall constitute a Restricted Payment hereunder).

“RIC” means a person qualifying for treatment as a “regulated investment company” under the Code.

“SBA” means the United States Small Business Administration or any Governmental Authority succeeding to any or all of the functions thereof.

“SBIC Equity Commitment” means a commitment by the Company to make one or more capital contributions to an SBIC Subsidiary.

“SBIC Subsidiary” means any direct or indirect Subsidiary (including such Subsidiary’s general partner or managing entity to the extent that the only material asset of such general partner or managing entity is its equity interest in the SBIC Subsidiary) of the Company licensed as a small business investment company under the Small Business Investment Act of 1958 (or that has applied for such a license and is actively pursuing the granting thereof by appropriate proceedings promptly instituted and diligently conducted), and which is designated by the Company (as provided below) as an SBIC Subsidiary, so long as

(a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Subsidiary: (i) is Guaranteed by any Obligor (other than a Permitted SBIC Guarantee or analogous commitment), (ii) is recourse to or obligates any Obligor in any way (other than in respect of any SBIC Equity Commitment, Permitted SBIC Guarantee or analogous commitment), or (iii) subjects any property of any Obligor, directly or indirectly, contingently or otherwise, to the satisfaction thereof,

(b) no Obligor has any obligation to maintain or preserve such Subsidiary’s financial condition or cause such entity to achieve certain levels of operating results (other than in respect of any SBIC Equity Commitment, Permitted SBIC Guarantee or analogous commitment),

(c) other than pursuant to a Permitted SBIC Guarantee, neither the Company nor any of its Subsidiaries has any material contract, agreement, arrangement or understanding with such Person other than on terms no less favorable to the Company or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Company or such Subsidiary and

(d) such Person has not Guaranteed or become a co-borrower under, and has not granted a security interest in any of its properties to secure, and the Equity Interests it has issued are not pledged to secure, in each case, any indebtedness, liabilities or obligations of any one or more of the Obligors.

Any such designation by the Company shall be effected pursuant to a certificate of a Senior Financial Officer delivered to the holders of the Notes, which certificate shall include a statement to the effect that, to the best of such officer’s knowledge, such designation complied with the foregoing conditions.

“SCF” means Specialty Credit Facility, LLC, a Delaware limited liability company.

“SEC” means the Securities and Exchange Commission of the United States of America.

“Second Closing” is defined in Section 3.

“Second Closing Date” is defined in Section 3.

“Section 8.8 Proposed Prepayment Date” is defined in Section 8.8.

“Section 8.9 Proposed Prepayment Date” is defined in Section 8.9.

“Section 8.9 Distribution” is defined in Section 8.9.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or the General Partner.

“Series” means any series of Notes issued pursuant to this Agreement or any Supplement hereto.

“Series 2021A Notes” is defined in Section 1.1 of this Agreement.

“Shareholders’ Equity” means, at any date, the amount determined on a consolidated basis, without duplication, in accordance with GAAP, of shareholders’ equity or net assets, as applicable, for the Company and its Subsidiaries at such date.

“Source” is defined in Section 6.2.

“SPE Subsidiary” means (a) each of Silver Point Specialty Credit Depositor, LLC, Specialty Credit Facility, LLC and Silver Point SCF CLO I, Ltd. and (b) a direct or indirect Subsidiary of the Company to which any Obligor sells, conveys or otherwise transfers (whether directly or indirectly) Portfolio Investments, and which either (A) is treated as an “SPE Subsidiary” or similar designation under the Corporate Facility or (B) engages in no material activities other than in connection with the purchase or financing of such assets and other portfolio investments and which is designated by the Company (as provided below) as an SPE Subsidiary and, in the case of clause (a), (b)(A) or (b)(B) above, satisfies the following requirements:

(a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is Guaranteed by any Obligor (other than Guarantees in respect of Standard Securitization Undertakings), (ii) is recourse to or obligates any Obligor in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property of any Obligor, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings or any Guaranty thereof,

(b) with which no Obligor has any material contract, agreement, arrangement or understanding other than on fair and reasonable terms no less favorable to such Obligor than those that might be obtained at the time in comparable arm’s length transactions with Persons that are not Affiliates of any Obligor, other than fees payable in the ordinary course of business in connection with servicing receivables, and

(c) to which no Obligor has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.

Any such designation by the Company shall be effected pursuant to a certificate of a Senior Financial Officer delivered to the holders of the Notes, which certificate shall include a statement to the effect that, to the best of such officer’s knowledge, such designation complied with the foregoing conditions. Each Subsidiary of an SPE Subsidiary shall be deemed to be an SPE Subsidiary and shall comply with the foregoing requirements of this definition.

“SPV Facilities” means any facility relating to Non-Recourse Indebtedness, including the Deutsche Bank Facility and (b) the CLO Facility.

“Standard Securitization Undertakings” means, collectively, (a) customary arm’s-length servicing obligations (together with any related performance guarantees), (b) obligations (together with any related performance guarantees) to refund the purchase price or grant purchase price credits for dilutive events or misrepresentations (in each case unrelated to the collectability of the assets sold or the creditworthiness of the associated account debtors), and (c) representations, warranties, covenants and indemnities (together with any related performance guarantees) of a type that are reasonably customary in commercial loan and other asset backed securitizations or accounts receivable securitizations. Representations made at the time of transfer of an asset to an SPE Subsidiary as to the creditworthiness of the account debtor at such time and that to the transferor’s knowledge, no event has occurred and is continuing that could reasonably be expected to affect the collectability of such asset or cause it not to be paid in full, and any associated repurchase obligation for breach of any such representation, shall be deemed to be Standard Securitization Undertakings.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Anything herein to the contrary notwithstanding, the term “Subsidiary” shall not include any Person that constitutes an Investment held by the Company or a Subsidiary in the ordinary course of business and that is not, under GAAP consolidated on the financial statements of the Company and its Subsidiaries, provided that a Person that constitutes such an Investment that is not consolidated pursuant to the foregoing at any time shall continue not to be a “Subsidiary” even if such Person is subsequently required to be consolidated on the financial statements of the Company as a result of any change in GAAP after the Closing. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty or a joinder thereto.

“Subsidiary Guaranty” is defined in Section 9.7(a).

“Substitute Purchaser” is defined in Section 21.

“Supplement” is defined in Section 2.2.

“SVO” means the Securities Valuation Office of the NAIC.

“Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Taxes” means taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect thereto, whether now or hereafter imposed, levied, collected, withheld or assessed by any taxation authority or other Governmental Authority.

“Total Asset Coverage Ratio” means the ratio of (a) Total Company Assets to (b) Total Company Indebtedness.

“Total Company Assets” means the value of total assets of the Company, excluding, the value of any Equity Interests owned by the Company, directly or indirectly, in a consolidated subsidiary.

“Total Company Indebtedness” means the aggregate amount of Indebtedness of the Company (including any Indebtedness outstanding under this Agreement).

“tranche” means all Notes of a Series having the same maturity, interest rate, currency and schedule for mandatory prepayments.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Unencumbered Asset Coverage Ratio” means the ratio of (a) Unencumbered Assets to (b) Unsecured Liabilities.

“Unencumbered Assets” means the value of total assets of the Company that are not secured by a Lien (other than Liens described in clauses (a) though (l) of the definition of “Permitted Liens”), including, without duplication, the value of any Equity Interests owned by the Company, directly or indirectly, in a consolidated subsidiary.

“Unsecured Liabilities” means the aggregate amount of Indebtedness of the Company that is not secured in any manner by any Lien on assets of the Company or any of its Subsidiaries and the portion of any secured Indebtedness of the Company for which the value of the collateral securing such indebtedness is not sufficient to pay the principal amount of such Indebtedness.

“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a “complete withdrawal” or “partial withdrawal” from such Multiemployer Plan, as such terms are defined in Section 4203 and 4205 in Part I of Subtitle E of Title IV of ERISA.

[FORM OF SERIES 2021A NOTE]

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR APPLICABLE STATE SECURITIES LAW, INCLUDING PURSUANT TO RULE 144 OR RULE 144A.

SILVER POINT SPECIALTY CREDIT FUND, L.P.

4.00% SERIES 2021A SENIOR NOTE DUE NOVEMBER 4, 2026

No. [_____]	[Date]
$[_______]	PPN 82808# AA6

FOR VALUE RECEIVED, the undersigned, SILVER POINT SPECIALTY CREDIT FUND, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the State of Delaware (or after clause (a) of the definition of BDC Conversion (as defined in the hereinafter defined Note Purchase Agreement), a Maryland statutory trust), hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on November 4, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.00% per annum, as may be adjusted in accordance with Section 1.2 of the Master Note Purchase Agreement (as hereinafter defined), from the date hereof, payable semiannually, on the 4th day of May and November in each year, commencing with the May or November next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount or Prepayment Settlement Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount or Prepayment Settlement Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.

SCHEDULE 1

(to Master Note Purchase Agreement)

This Note is one of a series of Series 2021A Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated November 4, 2021 (as from time to time amended, the “Master Note Purchase Agreement”), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement, (ii) made the representation set forth in Section 6.2 of the Master Note Purchase Agreement and (iii) agreed that any transfer or other disposition of this Note is otherwise subject to the terms and conditions contained in the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.

This Note is a registered Note and, as provided in (and subject to the terms and conditions of) the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered in the register maintained by the Company as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Master Note Purchase Agreement.

[Remainder of page left blank]

1-2

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

SILVER POINT SPECIALTY CREDIT FUND, L.P.

By: SILVER POINT SPECIALTY CREDIT FUND GP, LLC

By:
Name:
Title:

1-3

FORM OF OPINION OF SPECIAL COUNSEL

FOR THE COMPANY

SCHEDULE 4.4(a)

Form of opinion of Latham & Watkins LLP

[See attached]

SCHEDULE 4.4(a)

(to Master Note Purchase Agreement)

355 South Grand Avenue, Suite 100
Los Angeles, California 90071-1560
Tel: +1.213.485.1234 Fax: +1.213.891.8763
www.lw.com

FIRM / AFFILIATE OFFICES
	Beijing	Moscow
	Boston	Munich
	Brussels	New York
	Century City	Orange County
	Chicago	Paris
	Dubai	Riyadh
November 4, 2021	Düsseldorf	San Diego
	Frankfurt	San Francisco
	Hamburg	Seoul
	Hong Kong	Shanghai
To the Persons Listed on Schedule A Attached Hereto	Houston	Silicon Valley
	London	Singapore
	Los Angeles	Tokyo
	Madrid	Washington, D.C.
Re: Silver Point Specialty Credit Fund, L.P.	Milan

File No. 053360-0018

To the addressees set forth above:

We have acted as special counsel to Silver Point Specialty Credit Fund, L.P., a Delaware limited partnership (the “Company”), in connection with that certain Master Note Purchase Agreement, dated as of November 4, 2021 (the “Note Purchase Agreement”), by and among the Company, as the issuer, and each of the purchasers listed on Schedule A hereto (each, a “Purchaser” and, collectively, the “Purchasers”) and the other Opinion Documents (as defined below).

This letter is furnished pursuant to Section 4.4(a) of the Note Purchase Agreement. Capitalized terms defined in the Note Purchase Agreement, used herein and not otherwise defined herein, shall have the meanings given them in the Note Purchase Agreement.

As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a specified fact confirmation procedure is stated to have been performed (in which case we have with your consent performed the stated procedure). We have examined, among other things, the following:

(a)	the Note Purchase Agreement

(b)	the Company’s 4.00% Series 2021A Senior Notes due November 4, 2026 issued pursuant to the Note Purchase Agreement (the “Notes”);

(c)

the certificate of limited partnership of the Company (the “Certificate of Limited Partnership”), as certified by the Secretary of State of the State of Delaware on October 27, 2021, and the limited partnership agreement of the Company, which, with your consent, we have assumed is (i) a valid and binding agreement of the parties thereto, enforceable in accordance with the plain meaning of its terms, (ii) in full force and effect, and (iii) the entire agreement of the parties pertaining to the subject matter thereof (the “LP Agreement” and together with the Certificate of Limited Partnership, the “Governing Documents”), and certain resolutions of the general partner of the Company;

November 4, 2021

(d)	an executed certificate of the Company, a copy of which is attached hereto as Exhibit A (the “Company Certificate”); and

(e)	an executed certificate of Goldman, Sachs & Co., as placement agent (the “Placement Agent”) (such certificate, the “Placement Agent Representation Letter”).

The documents described in subsections (a) and (b) above are referred to herein collectively as the “Opinion Documents.”

Except as otherwise expressly stated herein, as to factual matters we have, with your consent, relied upon the foregoing, and upon oral and written statements and representations of officers and other representatives of the Company and others, including the representations and warranties of the Company in the Opinion Documents. We have not independently verified such factual matters.

In our examination, we have assumed the genuineness of all signatures, including any endorsements, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies and the authenticity of the originals of such copies.

We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of New York, and, in numbered paragraphs 1, 2 and 4 of this letter, the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”). We express no opinion with respect to the applicability to the opinions expressed herein, or the effect thereon, of the law of any other jurisdiction, or in the case of Delaware, contract law or any other law, or as to any matters of municipal law or the law of any local agencies within any state.

Except as otherwise expressly stated herein, our opinions herein are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to issuers in private placement transactions. We express no opinion as to any state or federal laws or regulations applicable to the subject transactions because of the legal or regulatory status of any parties to the Opinion Documents or the legal or regulatory status of any of their affiliates, including, without limitation, the Investment Company Act of 1940 (other than our opinion in numbered paragraph 6 of this letter).

Subject to the foregoing and the other matters set forth herein, as of the date hereof:

1.

With your consent, based solely on certificates from public officials, we confirm that the Company (i) is a limited partnership under the DRULPA of the State of Delaware and (ii) is validly existing and in good standing under the laws of the State of Delaware. The Company has the limited partnership power and authority to enter into the Opinion Documents to which it is a party and perform its obligations thereunder.

November 4, 2021

2.

The execution, delivery and performance of the Opinion Documents by the Company have been duly authorized by all necessary limited partnership action of the Company and the Opinion Documents have been duly executed and delivered by the Company.

3.	Each of the Opinion Documents constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

4.

The execution and delivery of the Opinion Documents by the Company, and the issuance of the Notes pursuant to and the performance of the obligations of the Company under the Opinion Documents do not on the date hereof:

i.	solely with respect to the Company, violate the provisions of the Governing Documents;

ii.

violate any federal or New York statute, rule or regulation applicable to the Company (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System, assuming the Company complies with the provisions of the Opinion Documents relating to the use of proceeds) or violate the DRULPA; or

iii.

require any consents, approvals, or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any governmental authority under any federal or New York statute, rule or regulation applicable to the Company or the DRULPA.

5.

No registration of the Notes under the Securities Act of 1933, as amended, and no qualification of the Note Purchase Agreement under the Trust Indenture Act of 1939, as amended, are required for the purchase of the Notes by the Purchasers in the manner contemplated by the Note Purchase Agreement. We express no opinion, however, as to when or under what circumstances any Notes may be reoffered or resold.

6.

Assuming the Purchasers, and any assignee(s) thereof, are “qualified purchasers” for purposes of Section 3(c)(7) of the Investment Company Act of 1940, as amended, in the manner and as contemplated by the Note Purchase Agreement, the Company is not required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

November 4, 2021

Our opinions are subject to:

(a)	the effects of bankruptcy, insolvency, reorganization, preference, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights or remedies of creditors;

(b)

the effects of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith, fair dealing and the discretion of the court before which a proceeding is brought;

(c)

the invalidity under certain circumstances under law or court decisions of provisions for the indemnification or exculpation of or contribution to a party with respect to a liability where such indemnification, exculpation or contribution is contrary to public policy; and

(d)

we express no opinion with respect to (i) consents to, or restrictions upon, governing law (except for the validity under the laws of the State of New York, but subject to mandatory choice of law rules and constitutional limitations, of provisions in the Note Purchase Agreement which expressly choose New York as the governing law for the Note Purchase Agreement), jurisdiction, venue, service of process, arbitration, remedies or judicial relief; (ii) advance waivers of claims, defenses, rights granted by law, or notice, opportunity for hearing, evidentiary requirements, statutes of limitation, trial by jury or at law, or other procedural rights; (iii) waivers of broadly or vaguely stated rights; (iv) disclaimers or limitations of duties; (v) covenants not to compete; (vi) provisions for exclusivity, election or cumulation of rights or remedies; (vii) provisions authorizing or validating conclusive or discretionary determinations; (viii) grants of setoff rights; (ix) provisions to the effect that a guarantor is liable as a primary obligor, and not as a surety and provisions purporting to waive modifications of any guaranteed obligation to the extent such modification constitutes a novation; (x) provisions for the payment of attorneys’ fees where such payment is contrary to law or public policy; (xi) proxies, powers and trusts; (xii) provisions prohibiting, restricting, or requiring consent to assignment or transfer of any agreement, right or property; (xiii) provisions for liquidated damages, default interest, late charges, monetary penalties, prepayment or make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty; (xiv) provisions permitting, upon acceleration of any indebtedness, collection of that portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon; (xv) any provision of the Opinion Documents that refers to, incorporates or is based upon the law of any jurisdiction other than the State of New York or the federal laws of the United States; and (xvi) the severability, if invalid, of provisions to the foregoing effect.

November 4, 2021

We express no opinion or confirmation as to federal securities laws (except as expressly set forth in numbered paragraphs 5 and 6 of this letter), state securities laws, tax laws, antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, compliance with fiduciary duty requirements, labor, pension or employee benefit laws, usury laws, environmental laws, laws and regulations relating to commodities trading, futures and swaps, Financial Industry Regulatory Authority rules, National Futures Association rules, the rules of any stock exchange, clearing organization, designated contract market or other regulated entity for trading, processing, clearing or reporting transactions in securities, commodities, futures or swaps, export control, foreign assets control, sanctions, anti-money laundering and anti-terrorism laws and regulations, or laws governing foreign investments in the United States (without limiting other laws, regulations or rules excluded by customary practice).

With your consent, for purposes of the opinion rendered in numbered paragraph 5 of this letter, we have assumed that the representations and agreements made by each of you, the Company and the Placement Agent contained in the Note Purchase Agreement and the Placement Agent Representation Letter are accurate and have been and will be complied with.

Without limiting the generality of the foregoing, the opinions expressed above are also subject to the following limitations, exceptions and assumptions:

(a)	We have assumed that any conditions to the effectiveness of the Opinion Documents have been satisfied or waived; and

(b)

Our opinions expressed herein with respect to the Opinion Documents address only the express terms of such documents (excluding any provisions incorporating any document or agreement, or the provisions of any other document or agreement, that is not an Opinion Document, by reference) and not any other document or agreement, or the provisions of such other document or agreement, incorporated therein or made a part thereof by reference.

With your consent, except to the extent we have expressly opined as to such matters with respect to the Company herein, we have assumed that (a) the Opinion Documents have been duly authorized, executed and delivered by the parties thereto, (b) the Opinion Documents constitute legally valid and binding obligations of the parties thereto, enforceable against each of them in accordance with their respective terms, and (c) the status of the Opinion Documents as legally valid and binding obligations of the parties is not affected by any (i) breaches of, or defaults under, agreements or instruments, (ii) violations of statutes, rules, regulations or court or governmental orders, or (iii) failures to obtain required consents, approvals or authorizations from, or make required registrations, declarations or filings with, governmental authorities.

This letter is furnished only to you and is solely for your benefit in connection with the transactions referenced in the first paragraph of this letter. This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to or relied upon by any other person, firm or entity for any purpose, without our prior written consent, which may be granted or withheld in our discretion. At your request, we hereby consent to reliance hereon by any

November 4, 2021

future assignee of your interest in the Notes under the Note Purchase Agreement pursuant to an assignment that is made and consented to in accordance with the express provisions of Sections 6.1 and 13.2 of the Note Purchase Agreement, on the condition and understanding that (i) this letter speaks only as of the date hereof, (ii) we have no responsibility or obligation to update this letter, to consider its applicability or correctness to any person or entity other than its addressees, or to take into account changes in law, facts or any other developments of which we may later become aware, and (iii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time of assignment, including any changes in law, facts or any other developments known to or reasonably knowable by the assignee at such time. In addition, we also hereby consent to your furnishing a copy of this letter to: (i) bank examiners and governmental regulatory agencies (including, without limitation, the National Association of Insurance Commissioners) having jurisdiction over any person permitted to rely on this letter, (ii) to attorneys as needed in connection with the transactions contemplated by the Opinion Documents to which a person permitted to rely on this letter is a party, (iii) to your professional advisors, entities and individuals acting in an oversight function, (iv) any rating agency engaged by you or the Company and (v) as required by any order of any court or governmental authority; provided, however, that no such person shall be entitled to rely on this letter.

Sincerely,

SCHEDULE A

1. Equitable Financial Life Insurance Company

2. Corporate Solutions Life Reinsurance Company

3. Great American Life Insurance Company

4. BBH Credit Value Master Fund LTD

5. BBH Income Fund

6. Tenaska Investment Management

7. Real Estate Trust Fixed Income

8. The Public Institution for Social Security

9. MMIC Insurance, Inc

10. UMIA Insurance, Inc.

11. Seine & CO

12. Colony Insurance Company

13. Argonaut Insurance Company

14. American Health and Life Insurance Company

15. Boston Mutual Life Insurance Company

16. Life Insurance Company of Boston & New York

17. Missouri Employers Mutual Insurance Company

18. Penn National Security Insurance Company

19. Pennsylvania National Mutual Casualty Insurance Company

20. Primerica Life Insurance Company

21. Triton Insurance Company

22. Great American Insurance Company

23. Farm Bureau Life Insurance Company

EXHIBIT A

[Attached]

FORM OF OPINION OF SPECIAL COUNSEL

FOR THE PURCHASERS

[To Be Provided on a Case by Case Basis]

SCHEDULE 4.4(b)

(to Master Note Purchase Agreement)

SCHEDULE 5.3

DISCLOSURE MATERIALS

Investor Presentation dated September 2021

SCHEDULE 5.3

(to Master Note Purchase Agreement)

SCHEDULE 5.4

SUBSIDIARIES OF THE COMPANY AND

OWNERSHIP OF SUBSIDIARY STOCK

(i)	Subsidiaries:

Subsidiary (Entity Name)	Jurisdiction	Direct Owner	Ownership Percentage
SCF West, LLC	Delaware, United States	Silver Point Specialty Credit Fund, L.P.	100%
Specialty Credit Fund Cayman, Ltd.	Cayman Islands	Silver Point Specialty Credit Fund, L.P.	100%
Specialty Credit Holdings, LLC	Delaware, United States	Silver Point Specialty Credit Fund, L.P.	100%
SCF Union Crossing Holdings, LLC	Delaware, United States	Silver Point Specialty Credit Fund, L.P.	100%
SCF APEG Holdings, LLC	Delaware, United States	Silver Point Specialty Credit Fund, L.P.	100%

(ii)	Directors and Executive Officers:

Title	Officer
Chief Executive Officer	Edward Mulé
Chairman	Robert O’Shea
Chief Financial Officer – Fund	Jesse Dorigo
General Counsel	Stephen Cho
Chief Compliance Officer	James Kasmarcik
Chief Operating Officer	Austin Saypol

(iii)	Restrictions on Payments of Dividends by Subsidiaries: None.

SCHEDULE 5.4

(to Master Note Purchase Agreement)

SCHEDULE 5.5

FINANCIAL STATEMENTS

Consolidated financial statements of the Company and its subsidiaries, which comprise the consolidated statement of assets, liabilities and partners’ capital, including the consolidated condensed schedule of investments, as of December 31, 2020 and the related consolidated statements of operations, of changes in partners’ capital and of cash flows for the year then ended

Consolidated statement of assets, liabilities and partners’ capital, including the consolidated condensed schedule of investments, as of June 30, 2021 and the related consolidated statements of operations, for the period then ended

SCHEDULE 5.5

(to Master Note Purchase Agreement)

SCHEDULE 5.15

EXISTING INDEBTEDNESS OF THE COMPANY AND ITS SUBSIDIARIES

(a)	All Existing Indebtedness

Obligor	Creditor	Description of Indebtedness	Interest Rate(s)	Collateral	Final Maturity	Outstanding Principal Amount	As Of Date
Silver Point SCF CLO I, Ltd.	Note/Loan Holders	CLO Facility	3mL + 1.94% (on a blended basis)	Eligible Loans and Bonds	10/15/2032	288,000,000.00	11/3/2021
Specialty Credit Facility, LLC (DB SPV)	Deutsche Bank	ABL Facility	3mL + 2.75%	Eligible Loans and Bonds	10/17/2024	176,546,806.79	11/3/2021
Silver Point Specialty Credit Fund, L.P	Macquarie	Participation Program	3.31%	Underlying loan via Participation Agreement	11/28/2021	16,286,698.36	11/3/2021
Silver Point Specialty Credit Fund, L.P	J.P. Morgan	FX Forward Contracts at Fair Value	N/A	Cash Margin	12/31/2021	40,162.85	10/31/2021

(b)	Permitted Liens:

•	Liens on the Company’s rights as a lender granted pursuant to the participation program described in clause (a) above.

•

Liens on certain collateral obligations of the Company granted pursuant to the Master Loan Sale Agreement, dated as of September 9, 2021, among the Company, Specialty Credit Facility, LLC and Silver Point Specialty Credit Depositor, LLC.

•	Liens on substantially all of the assets of Specialty Credit Facility, LLC granted pursuant to the ABL Facility.

•	Liens on substantially all of the assets of Silver Point SCF CLO I, Ltd. granted pursuant to the CLO Facility.

SCHEDULE 5.15

(to Master Note Purchase Agreement)

(c)	Restrictions on Indebtedness

•

Loan Financing and Servicing Agreement, Specialty Credit Facility LLC as Borrower, Silver Point Specialty Credit Fund, L.P, as Equityholder: Includes provision that limits the Company’s incurrence of indebtedness to the extent that the ratio of indebtedness of the Company and its subsidiaries, on a consolidated basis, to the net worth of the Company and its subsidiaries, on a consolidated basis (as calculated in accordance with such Loan Financing and Servicing Agreement) does not exceed 200%.

•

Credit Suisse International Swaps and Derivatives Association Master Agreement: Includes Leverage Covenant that provides that, at the time of an incurrence of new indebtedness or distribution of investor capital by the Company, the Company must maintain an asset coverage ratio of at least one-hundred fifty percent (150%) as calculated in accordance with Section 18(h) of the U.S. Investment Company Act of 1940 (as amended from time to time and as interpreted by the U.S. Securities and Exchange Commission and its staff) in respect of a class or senior security representing indebtedness.

5.15-2

SCHEDULE 5.20

INVESTMENTS

Bank	Name of Account[1]	Account Number
U.S. Bank National Association	Silver Point Specialty Credit Fund, L.P.	173675
U.S. Bank National Association	Silver Point Specialty Credit Fund, L.P.	183112
U.S. Bank National Association	Specialty Credit Holdings, LLC	175655
U.S. Bank National Association	Silver Point Specialty Credit Fund, L.P.	183112
U.S. Bank National Association	SCF West, LLC	183193
U.S. Bank National Association	Specialty Credit Fund Cayman, Ltd.	183359
U.S. Bank National Association	Specialty Credit Facility, LLC	190169
U.S. Bank National Association	SCF REO Holdings, LLC	191575
U.S. Bank National Association	SCF APEG Holdings, LLC	198198
U.S. Bank National Association	SCF Union Crossing Holdings, LLC	197762
U.S. Bank National Association	Silver Point SCF CLO I, Ltd.	224275
U.S. Bank National Association	Silver Point Specialty Credit Depositor, LLC	224939
U.S. Bank National Association	Silver Point Specialty Credit Fund, L.P.	182380582946

1	Certain accounts may also have associated sub-accounts.

SCHEDULE 5.20

(to Master Note Purchase Agreement)

SCHEDULE 10.1

TRANSACTIONS WITH AFFILIATES

[None]

SCHEDULE 10.1

(to Master Note Purchase Agreement)

SILVER POINT SPECIALTY CREDIT FUND, L.P.

[TO BE UPDATED AS NECESSARY FOLLOWING BDC CONVERSION]

[NUMBER] SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT

Dated as of

Re:	$ % Series Senior Notes

Due

EXHIBIT S

(to Master Note Purchase Agreement)

SILVER POINT SPECIALTY CREDIT FUND, L.P.

Two Greenwich Plaza, First Floor

Greenwich, CT 06830

[TO BE UPDATED AS NECESSARY FOLLOWING BDC CONVERSION]

Dated as of

                                         , 20

To the Series [        ] Additional

Purchaser(s) named in

Schedule A hereto

Ladies and Gentlemen:

This [Number] Supplement to Master Note Purchase Agreement (the “Supplement”) is among SILVER POINT SPECIALTY CREDIT FUND, L.P., a Delaware limited partnership acting through its general partner, Silver Point Specialty Credit Fund GP, LLC (the “Company”), [TO BE UPDATED AS NECESSARY FOLLOWING BDC CONVERSION] and the institutional investors named on Schedule A attached hereto (the “Series [     ] Additional Purchasers”).

Reference is hereby made to that certain Master Note Purchase Agreement dated November 4, 2021 (the “Master Note Purchase Agreement”) among the Company and the Purchasers listed on the Purchaser Schedule thereto. All capitalized terms not otherwise defined herein shall have the same meanings as specified in the Master Note Purchase Agreement. Reference is further made to Section 4.17 of the Master Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Series [     ] Additional Purchaser(s) as follows:

1. The Company has authorized the issue and sale of $                     aggregate principal amount of its                  % Series              Senior Notes due                  ,          (the “Series Notes”). The Series          Notes, together with the Series 2021A Notes issued pursuant to the Master Note Purchase Agreement and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Master Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Master Note Purchase Agreement). The Series          Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Series [     ] Additional Purchaser(s) and the Company.

2.    Subject to the terms and conditions hereof and as set forth in the Master Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Series [     ] Additional Purchaser, and each Series [     ] Additional Purchaser agrees to purchase from the Company, Series Notes in the principal amount set forth opposite such Series [    ] Additional Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the Closing date hereinafter mentioned.

3. The sale and purchase of the Series              Notes to be purchased by each Series [     ] Additional Purchaser shall occur at the offices of [Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603,] at 9:00 A.M. [Chicago time], at the Closing (the “Series [         ] Closing”) on              ,          or on such other Business Day thereafter on or prior to              ,          as may be agreed upon by the Company and the Series [    ] Additional Purchasers. At the Series [     ] Closing, the Company will deliver to each Series [    ] Additional Purchaser the Series              Notes to be purchased by such Purchaser in the form of a single Series              Note (or such greater number of Series              Notes in denominations of at least $100,000 as such Series [     ] Additional Purchaser may request) dated the date of the Series [     ] Closing and registered in such Series [     ] Additional Purchaser’s name (or in the name of such Series [     ] Additional Purchaser’s nominee), against delivery by such Series [    ] Additional Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [                                 ] at                          Bank, [Insert Bank address, ABA number for wire transfers, and any other relevant wire transfer information]. If, at the Series [         ] Closing, the Company shall fail to tender such Series                  Notes to any Series [     ] Additional Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Series [     ] Additional Purchaser’s satisfaction, such Series [     ] Additional Purchaser shall, at such Series [     ] Additional Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Series [    ] Additional Purchaser may have by reason of such failure or such nonfulfillment.

4.    The obligation of each Series [    ] Additional Purchaser to purchase and pay for the Series              Notes to be sold to such Series [    ] Additional Purchaser at the Series [     ] Closing is subject to the fulfillment to such Series [     ] Additional Purchaser’s satisfaction, prior to the Series [    ] Closing, of the conditions set forth in Section 4 of the Master Note Purchase Agreement with respect to the Series              Notes to be purchased at the Series [     ] Closing as if each reference to “2021A Notes” or “Notes,” “Closing” and “Purchaser” set forth therein was modified to refer to “Series              Notes,” “Series [         ] Closing” and “Series [         ] Additional Purchaser” (each as defined in this Supplement) and to the following additional conditions:

(a) Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Master Note Purchase Agreement shall be correct as of the date of the Series [     ] Closing (except for representations and warranties which apply to a specific earlier date which shall be true as of such earlier date or as of the date specified in Exhibit A to the extent such provision is superseded in Exhibit A) and the Company shall have delivered to each Series [    ] Additional Purchaser an Officer’s Certificate, dated the date of the Series
 [     ] Closing certifying that such condition has been fulfilled.

(b) Contemporaneously with the Series [         ] Closing, the Company shall sell to each Series [     ] Additional Purchaser, and each Series [     ] Additional Purchaser shall purchase, the Series              Notes to be purchased by such Series [     ] Additional Purchaser at the Series [    ] Closing as specified in Schedule A.

5. [Here insert special provisions for Series ______ Notes including mandatory prepayment provisions applicable to Series ____ Notes; any series-specific closing conditions or delayed funding matters applicable to Series _____ Notes; or any additional covenants].

6. (a) Each Series [     ] Additional Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Master Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series Notes by such Series [     ] Additional Purchaser as if each reference to “2021A Notes” or “Notes,” “Series [     ] Closing” and “Purchaser” set forth therein was modified to refer to “Series _____ Notes,” “Series [     ] Closing” and “Series [         ] Additional Purchaser” and each reference to “this Agreement” therein was modified to refer to the Master Note Purchase Agreement as supplemented by this Supplement.

(b) Each Series [     ] Additional Purchaser for itself represents that it is either (i) an Institutional Accredited Investor acting for its own account or as a fiduciary or agent for others (which others are also Institutional Accredited Investors) or (ii) a “qualified institutional buyer” as defined under Rule 144A acting for its own account or as a fiduciary or agent for others (which others are also “qualified institutional buyers”).

7. The Company, the General Partner and each Series [    ] Additional Purchaser agree to be bound by and comply with the terms and provisions of the Master Note Purchase Agreement as fully and completely as if such Series [     ] Additional Purchaser were an original signatory to the Master Note Purchase Agreement.

8. This Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

The execution hereof shall constitute a contract among the Company and the Series [     ] Additional Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

SILVER POINT SPECIALTY CREDIT FUND, L.P. By: SILVER POINT SPECIALTY CREDIT FUND GP,
LLC, AS GENERAL PARTNER

By:
Name:
Title:

[TO BE UPDATED AS NECESSARY FOLLOWING BDC CONVERSION

Accepted as of                  ,

[SERIES [ ] ADDITIONAL PURCHASER]

By:
Name:
Title:

INFORMATION RELATING TO SERIES [    ] ADDITIONAL PURCHASERS

NAME AND ADDRESS OF SERIES [ ____ ] ADDITIONAL PURCHASER	PRINCIPAL AMOUNT OF SERIES _______NOTES TO BE PURCHASED	NOTE NUMBER
[NAME OF SERIES [ ____ ] ADDITIONAL PURCHASER]	$

(1)	All payments by wire transfer of immediately available funds to:

with sufficient information to identify the source and application of such funds.

(2)	All notices of payments and written confirmations of such wire transfers:

(3)	All other communications:

SCHEDULE A

(to Supplement)

SUPPLEMENTAL REPRESENTATIONS

[UPDATED REPRESENTATIONS BASED ON NPA TO BE INCLUDED AS NECESSARY FOLLOWING BDC CONVERSION]

The Company represents and warrants to each Additional Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Master Note Purchase Agreement (other than representations and warranties that apply solely to a specific earlier date which shall be true as of such earlier date and other than the Section references hereinafter set forth) is true and correct in all material respects as of the date hereof with respect to the Series          Notes with the same force and effect as if each reference to “the Notes” set forth therein was modified to refer to the “Series         Notes” and each reference to “this Agreement” therein was modified to refer to the Master Note Purchase Agreement as supplemented by the              Supplement. The Section references hereinafter set forth correspond to the similar sections of the Master Note Purchase Agreement which are supplemented hereby:

Section 5.3. Disclosure. This Agreement, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company (other than financial projections, pro forma financial information, and other forward-looking information referenced in Section 5.3) prior to [TO BE UPDATED] in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Purchaser (other than financial projections, pro forma financial information, and other forward-looking information referenced in Section 5.3) being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact, as of their respective dates, or omit to state any material fact, as of their respective dates, necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since [TO BE UPDATED], there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary, taken as a whole, except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4.     Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists as of the date of the Series          Closing of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary (other than any Financing Subsidiary or tax blocker or investment held by such Financing Subsidiary or tax blocker)and whether such Subsidiary is a Subsidiary Guarantor, and (ii) the Company’s directors and executive officers.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Additional Purchaser copies of the financial statements of the Company and its Subsidiaries (which Subsidiaries may be consolidated on the financial statements of the Company) listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes, but excluding all financial projections, pro forma financial information and other forward-looking information) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and lack of footnotes). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any substantially similar debt Securities for sale to, or solicited any offer to buy the Notes or any substantially similar debt Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Additional Purchasers and not more than                  other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder for the general corporate purposes of the Company and its Subsidiaries and as otherwise set forth in the section of the                  entitled “______ ”. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than         % of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than         % of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of          (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guarantee thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. As of                  , neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and, to the knowledge of the Company, no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

[ADD ANY ADDITIONAL REPRESENTATIONS AS APPROPRIATE AT THE TIME THE SERIES

NOTES ARE ISSUED]

[FORM OF SERIES          NOTE]

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR APPLICABLE STATE SECURITIES LAW, INCLUDING PURSUANT TO RULE 144 OR RULE 144A.

SILVER POINT SPECIALTY CREDIT FUND, L.P.

[        ]% SERIES _____ SENIOR NOTE DUE [             ,         ]

No. [ ]	[Date]
$[ ]	PPN[ ]

FOR VALUE RECEIVED, the undersigned, [SILVER POINT SPECIALTY CREDIT FUND, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the State of Delaware,] [TO BE UPDATED AS NECESSARY FOLLOWING BDC CONVERSION] hereby promises to pay to [                         ], or registered assigns, the principal sum of [                    ] DOLLARS (or so much thereof as shall not have been prepaid) on [                 ,         ] (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of [         ]% per annum, as may be adjusted in accordance with Section 1.2 of the Master Note Purchase Agreement (as hereinafter defined), from the date hereof, payable semiannually, on the [         ] day of [                    ] and [                    ] in each year, commencing with the [                    ] or [                    ] next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount or Prepayment Settlement Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the hereinafter defined Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount or Prepayment Settlement Amount with respect to this Note are to be made in lawful money of the United States of America at [                 ] or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.

Exhibit 1 (to Supplement)

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to a Supplement to the Master Note Purchase Agreement, dated November 4, 2021] (as from time to time amended, the “Master Note Purchase Agreement”), among the Company the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Master Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Master Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement, (ii) made the representation set forth in Section 6.2 of the Master Note Purchase Agreement and (iii)    agreed that any transfer or other disposition of this Note is otherwise subject to the terms and conditions contained in the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.

This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered in the register maintained by the Company as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note and the holder hereof are entitled equally and ratably with the holders of all of the Notes to the rights and benefits provided pursuant to the terms and provisions of each Subsidiary Guarantee (as such term is defined in the Master Note Purchase Agreement), if any. Reference is hereby made to the foregoing for a statement of the nature and extent of the benefits for the Notes afforded thereby and the rights of the holders of the Notes.

This Note is subject to [mandatory] [optional] prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Master Note Purchase Agreement.

[Remainder of page left blank]

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

SILVER POINT SPECIALTY CREDIT FUND, L.P. BY: SILVER POINT SPECIALTY CREDIT FUND GP, LLC

By:
Name:
Title:

[TO BE UPDATED AS NECESSARY FOLLOWING BDC CONVERSION

SILVER POINT SPECIALTY CREDIT FUND, L.P.

2 Greenwich Plaza, First Floor

Greenwich, CT 06830

INFORMATION RELATING TO PURCHASERS

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
EQUITABLE FINANCIAL LIFE INSURANCE COMPANY	$5,000,000	$0
8501 IBM Drive
Suite 150, ME.431
Charlotte, North Carolina 28262

Account (s):	Equitable Financial Life Insurance Company
IRS Employer Identification Number: 13-557-0651

Private Placement notes issued in the name of Equitable Financial Life Insurance Company

Bond Delivery Instructions:

Equitable Financial Life Insurance Company 8501 IBM Dr.

Suite 150, ME.431

Charlotte, North Carolina 28262

Attention: Bob Goslin

                 Telephone Number: 704-341-7103

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): Equitable Financial Life Insurance Company 4 Chase Metrotech Center

Brooklyn, New York 11245 ABA No.: 021-000021

Bank Account: 615983589 Custody Account: G27664

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

PURCHASER SCHEDULE

(to Master Note Purchase Agreement)

Notices of Payments and Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

Equitable Financial Life Insurance Company C/O AllianceBernstein LP

501 Commerce Street, 19th Floor Nashville, TN 37203

Attention:   David White

          Telephone #: 629-213-5012

          Group Email: FI_PrivatePlacement@alliancebernstein.com

Address for all other communications:

Equitable Financial Life Insurance Company c/o AllianceBernstein LP

1345 Avenue of the Americas, 38th Floor New York, NY 10105

Attention:  Eric Bierck

         Telephone #: (212) 969 2482

         Email: Eric.Bierck@alliancebernstein.com

         Group Email: ABPPCompliance@alliancebernstein.com

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
EQUITABLE FINANCIAL LIFE INSURANCE COMPANY	$15,000,000	$0
8501 IBM Drive
Suite 150, ME.431
Charlotte, North Carolina 28262

Account (s):	Equitable Financial Life Insurance Company
IRS Employer Identification Number: 13-557-0651

Private Placement notes issued in the name of Equitable Financial Life Insurance Company

Bond Delivery Instructions:

Equitable Financial Life Insurance Company

8501 IBM Dr.

Suite 150, ME.431

Charlotte, North Carolina 28262

Attention: Bob Goslin

Telephone Number: 704-341-7103

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): Equitable Financial Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: 021-000021

Bank Account: 550363094

Custody Account: G22705

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices of Payments and Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

Equitable Financial Life Insurance Company

C/O AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention: David White

     Telephone #: 629-213-5012

     Group Email: FI_PrivatePlacement@alliancebernstein.com

Address for all other communications:

Equitable Financial Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas, 38th Floor

New York, NY 10105

Attention: Eric Bierck

     Telephone #: (212) 969 2482

     Email: Eric.Bierck@alliancebernstein.com

     Group Email: ABPPCompliance@alliancebernstein.com

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY	$21,000,000	$0
c/o AllianceBernstein LP 501 Commerce Street, 19th Floor
Nashville, Tennessee 37203

Account (s):	CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
IRS Employer Identification Number: 04-2729166

Private Placement notes issued in the name of: CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

Delivery Instructions

The Depository Trust Company

570 Washington Blvd

5th Floor

Jersey City, New Jersey 07310

Attention: BNY Mellon/ Branch Deposit Department

          Account # 912183

          Telephone Number: 412-236-8099

**	Please include Bank of New York Transmittal Letter **

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

THE BANK OF NEW YORK MELLON

Account: Corporate Solutions Life Reinsurance Company

ABA No.: 021-000018

Account Number: GLA111566 / 912183

Account: CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices of Payments and Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

Corporate Solutions Life Reinsurance Company

C/O AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention: David White

        Telephone #: 629-213-5012

        Group Email: FI_PrivatePlacement@alliancebernstein.com

Second Copy of Payments and Written Confirmations:

Corporate Solutions Life Reinsurance Company

c/o AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention: Eric Bierck

    Telephone #: (212) 969 2482

    Email: Eric.Bierck@alliancebernstein.com

    Group Email: ABPPCompliance@alliancebernstein.com

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
EQUITABLE FINANCIAL LIFE INSURANCE COMPANY	$0	$10,000,000
8501 IBM Drive
Suite 150, ME.431 Charlotte, North Carolina 28262

Account (s):	Equitable Financial Life Insurance Company
IRS Employer Identification Number: 13-557-0651

Private Placement notes issued in the name of Equitable Financial Life Insurance Company

Bond Delivery Instructions:

Equitable Financial Life Insurance Company

8501 IBM Dr.

Suite 150, ME.431

Charlotte, North Carolina 28262

Attention:    Bob Goslin

Telephone Number: 704-341-7103

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): Equitable Financial Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: 021-000021

Bank Account: 615983589

Custody Account: G27664

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices of Payments and Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

Equitable Financial Life Insurance Company

C/O AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention: David White

Telephone #: 629-213-5012

Group Email: FI_PrivatePlacement@alliancebernstein.com

Address for all other communications:

Equitable Financial Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas, 38th Floor

New York, NY 10105

Attention:   Eric Bierck

Email: Eric.Bierck@alliancebernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY	$0	$9,000,000
c/o AllianceBernstein LP 501 Commerce Street, 19th Floor
Nashville, Tennessee 37203

Account (s):	CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
IRS Employer Identification Number: 04-2729166

Private Placement notes issued in the name of: CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

Delivery Instructions

The Depository Trust Company

570 Washington Blvd

5th Floor

Jersey City, New Jersey 07310

Attention: BNY Mellon/ Branch Deposit Department

Account # 912183

Telephone Number: 412-236-8099

**	Please include Bank of New York Transmittal Letter **

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

THE BANK OF NEW YORK MELLON

Account: Corporate Solutions Life Reinsurance Company

ABA No.: 021-000018

Account Number: GLA111566 / 912183

Account: CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices of Payments and Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

Corporate Solutions Life Reinsurance Company

C/O AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention:   David White

Telephone #: 629-213-5012

Group Email: FI_PrivatePlacement@alliancebernstein.com

Second Copy of Payments and Written Confirmations:

Corporate Solutions Life Reinsurance Company

c/o AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention:   Eric Bierck

Telephone #: (212) 969 2482

Email: Eric.Bierck@alliancebernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
GREAT AMERICAN LIFE INSURANCE COMPANY	$5,000,000	$20,000,000
c/o Barings LLC 300 South Tryon Street – Suite 2500
Charlotte, North Carolina 28202

[See Attached]

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
GREAT AMERICAN LIFE INSURANCE COMPANY	$25,000,000.00

c/o Barings LLC

300 South Tryon Street – Suite 2500

Charlotte, NC 28202

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:

The Bank of New York Mellon

New York, NY

ABA # 021 000 018

Great American Life Insurance Company

Account # 1410018400

Ref: Deal Name, P & I split cusip/PPN

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmgiasecmgmtsouth@massmutual.com

Registration of Securities

All securities should be registered to Great American Life Insurance Company and sent via overnight mail to:

Massachusetts Mutual Life Insurance Company

FBO: Great American Life Insurance Company

1295 State Street,

Springfield, MA 01111

Attention: Janelle Tarantino, Treasury Operations Securities Management

Telephone: 413-744-1885

E-mail: Jtarantino@massmutual.com

With a copy to:

FundingsPrivate@barings.com

Kate.fletcher@barings.com

Ashleigh.bobbitt@barings.com

Notices

Send Notices on Payments to
Send Communications and Notices (including electronic delivery of financials) to	Great American Life Insurance Company Treasury Operations Securities Management
Great American Life Insurance Company	1295 State Street
c/o Barings LLC	Springfield, MA 01111
300 South Tryon Street – Suite 2500	Attn: Janelle Tarantino
Charlotte, NC 28202
With a copy to:
With notification to:	Great American Life Insurance Company
privateplacements@barings.com	c/o Barings LLC
pdgportfolioadmin@barings.com	300 South Tryon Street – Suite 2500
john.wheeler@barings.com	Charlotte, NC 28202
liz.perenick@barings.com
Tax Identification No. 13-1935920

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
BBH CREDIT VALUE MASTER FUND LTD
	$3,660,000	$0

Payments:

All payments by wire transfer of immediately available funds to:

ABA#: 021000089

Correspondent Bank Name: CITIBANK N.A., NEW YORK

Correspondent BIC Code: CITIUS33

Account #: 09250276

Final Beneficiary Account Number:6312433

With sufficient information to identify the source and application of such funds.

Account Number:	6312433S
Account Name:	BH CREDIT VALUE MASTER FUND LTD
Short Name:	CREDVAL
Custodian:	BBH
Custodian Number:	6312433

Physical Delivery:

140 Broadway

New York, NY 10005 Attn: Trade Settlements

Account Name: BBH CREDIT VALUE MASTER FUND LTD

Account # 6312433

Contact Information:

william.pinamonti@bbh.com

Investment Manager Contacts:

neil.hohmann@bbh.com

thomas.Hogg@bbh.com

anthony.calascione@bbh.com

pbs.trade.support@bbh.com

Taxpayer ID Number: 98-1147508

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
BBH INCOME FUND
	$3,050,000	$0

Payments:

All payments by wire transfer of immediately available funds to:

ABA#: 021000089

Correspondent Bank Name: CITIBANK N.A., NEW YORK

Correspondent BIC Code: CITIUS33 Account #: 09250276

Final Beneficiary Account Number: 6069827

With sufficient information to identify the source and application of such funds.

Account Number:	6417729S
Account Name:	BBH INCOME FUND
Short Name:	BBHINCOME
Custodian:	BBH
Custodian Number:	6069827

Physical Delivery:

140 Broadway

New York, NY 10005

Attn: Trade Settlements

Account Name: BBH INCOME FUND Account # 6069827

Contact Information:

william.pinamonti@bbh.com

Investment Manager Contacts:

neil.hohmann@bbh.com

thomas.Hogg@bbh.com

anthony.calascione@bbh.com

pbs.trade.support@bbh.com

Taxpayer ID Number: 83-0575101

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
TENASKA INVESTMENT MANAGEMENT
	$1,500,000	$0

Payments:

All payments by wire transfer of immediately available funds to:

ABA#: 021000089

Correspondent Bank Name: CITIBANK N.A., NEW YORK

Correspondent BIC Code: CITIUS33 Account #: 09250276

Final Beneficiary Account Number: 3271004

With sufficient information to identify the source and application of such funds.

Account Number:	6471049S
Account Name:	TENASKA INVESTMENT MANAGEMENT
Short Name:	TENASKA
Custodian:	BBH
Custodian Number:	3271004

Physical Delivery:

140 Broadway

New York, NY 10005

Attn: Trade Settlements

Account Name: TENASKA INVESTMENT MANAGEMENT

Account # 3271004

Contact Information:

william.pinamonti@bbh.com

Investment Manager Contacts:

neil.hohmann@bbh.com

thomas.Hogg@bbh.com

anthony.calascione@bbh.com

pbs.trade.support@bbh.com

Taxpayer ID Number: 20-8172917

-15_

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
REAL ESTATE TRUST FIXED INCOME
	$110,000	$0

Payments:

All payments by wire transfer of immediately available funds to:

ABA# 011001234/Bank of New York

Account Number: 0000735914

Account Name: PWM A/C Funding

Beneficiary Account: 10260210960

Reference: REAL ESTATE TRUST FIXED INCOME

With sufficient information to identify the source and application of such funds.

Account Number:	5746359S
Account Name:	REAL ESTATE TRUST FIXED INCOME
Short Name:	MELLONTR
Custodian:	BNY Private Wealth
Custodian Number:	10260210960

Physical Delivery:

BNY Mellon Wealth Management

500 Ross Street Suite 0325

Pittsburgh, Pa. 15262

ATTN: Free Processing

Reference:10260210960/ REAL ESTATE TRUST FIXED INCOME

Contact Information:

matthew.stavros@bnymellon.com

Investment Manager Contacts:

neil.hohmann@bbh.com

thomas.Hogg@bbh.com

anthony.calascione@bbh.com

pbs.trade.support@bbh.com

Taxpayer ID Number: 25-6197231

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
THE PUBLIC INSTITUTION FOR SOCIAL SECURITY	$5,380,000	$0

Payments:

All payments by wire transfer of immediately available funds to:

NORTHERNCHGO/Trust

ABA #071000152

Credit Wire Account # 5186041000

PSS128 / PIFSS

With sufficient information to identify the source and application of such funds.

Account Number:	6870141S
Account Name:	HE PUBLIC INSTITUTION FOR SOCIAL SECURITY
Short Name:	PIFSSTR
Custodian:	NT
Custodian Number:	PSS128

Physical Delivery:

The Northern Trust Company

Trade Securities Processing, C-2N

PSS128 / PIFSS

333 South Wabash Ave, 32nd Floor,

Chicago, Illinois 60604 USA

Contact Information:

imlg_national_team@ntrs.com

Investment Manager Contacts:

neil.hohmann@bbh.com

thomas.Hogg@bbh.com

anthony.calascione@bbh.com

pbs.trade.support@bbh.com

Taxpayer ID Number: N/A

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
MMIC INSURANCE, INC
	$1,350,000	$0

Payments:

All payments by wire transfer of immediately available funds to:

NORTHERNCHGO/Trust

ABA #071000152

Credit Wire Account # 5186041000

4483866 / MMIC INSURANCE, INC

With sufficient information to identify the source and application of such funds.

Account Number:	2570653S
Account Name:	MMIC INSURANCE, INC
Short Name:	UMIA1
Custodian:	NT
Custodian Number:	4483866

Physical Delivery:

The Northern Trust Company

Trade Securities Processing, C-2N

4483866 / MMIC INSURANCE, INC

333 South Wabash Ave, 32nd Floor

Chicago, Illinois 60604 USA

Contact Information:

imlg_national_team@ntrs.com

Investment Manager Contacts:

neil.hohmann@bbh.com

thomas.Hogg@bbh.com

anthony.calascione@bbh.com

pbs.trade.support@bbh.com

Taxpayer ID Number: 41-1625288

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
UMIA INSURANCE, INC.
	$600,000	$0

Payments:

All payments by wire transfer of immediately available funds to:

NORTHERNCHGO/Trust

ABA #071000152

Credit Wire Account # 5186041000

4483867 / UMIA INSURANCE, INC.

With sufficient information to identify the source and application of such funds.

Account Number:	2570661S
Account Name:	UMIA INSURANCE, INC.
Short Name:	UMIA2
Custodian:	NT
Custodian Number:	4483867

Physical Delivery:

The Northern Trust Company

Trade Securities Processing, C-2N

4483867 / UMIA INSURANCE, INC.

333 South Wabash Ave, 32nd Floor

Chicago, Illinois 60604 USA

Contact Information:

imlg_national_team@ntrs.com

Investment Manager Contacts:

neil.hohmann@bbh.com

thomas.Hogg@bbh.com

anthony.calascione@bbh.com

pbs.trade.support@bbh.com

Taxpayer ID Number: 87-0346401

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
SEINE & CO
	$1,850,000	$0

Payments:

All payments by wire transfer of immediately available funds to:

State Street Corporation

ABA 011000028

Beneficiary Account Name: BROWN BROS HARRIMAN CO

Beneficiary Account Number: 00202754

Ref: Fund RNTY

With sufficient information to identify the source and application of such funds.

Account Number:	8816829S
Account Name:	SEINE & CO
Short Name:	BRUNEICOMB
Custodian:	SSB
Custodian Number:	RNTY

Physical Delivery:

Newport Office Center

570 Washington Blvd

Jersey City, NJ 07310

Attn: 5th floor/NY Window/Robert Mendez

FBO: State Street Bank & Trust for account RNTY

Contact Information:

CDMOps_1_INQ@StateStreet.com; sean.hurley@statestreet.com; PMohite1@StateStreet.com; MShetty5@StateStreet.com

Investment Manager Contacts:

neil.hohmann@bbh.com

thomas.Hogg@bbh.com

anthony.calascione@bbh.com

pbs.trade.support@bbh.com

Taxpayer ID Number: 04-6288081

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
COLONY INSURANCE COMPANY
	$3,750,000	$0

Payments:

All payments by wire transfer of immediately available funds to:

U.S. Bank Minnesota

ABA #091000022

BNF: Trust Non Record Keeping St. Paul

DDA #180121197263

FFC: COLONY INSURANCE COMPANY

001051011601

Attn: Brett Herwig

With sufficient information to identify the source and application of such funds.

Account Number:	5007406S
Account Name:	COLONY INSURANCE COMPANY
Short Name:	COLONY
Custodian:	USB
Custodian Number:	001051011601

Physical Delivery:

U.S. Bank Trust Services

1555 N. River Center Drive - Suite 302

Milwaukee, Wisconsin 53212

Attention: Securities Processing

Contact Information:

raoni.klein@usbank.com

Investment Manager Contacts:

neil.hohmann@bbh.com

thomas.Hogg@bbh.com

anthony.calascione@bbh.com

pbs.trade.support@bbh.com

Taxpayer ID Number: 54-1423096

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
ARGONAUT INSURANCE COMPANY
	$3,750,000	$0

Payments:

All payments by wire transfer of immediately available funds to:

U.S. Bank Minnesota

ABA #091000022

BNF: Trust Non Record Keeping St.

Paul DDA #180121197263

FFC: ARGONAUT INSURANCE COMPANY

001051011600

Attn: Brett Herwig

With sufficient information to identify the source and application of such funds.

Account Number:	5007414S
Account Name:	ARGONAUT INSURANCE COMPANY
Short Name:	ARGO
Custodian:	USB
Custodian Number:	001051011600

Physical Delivery:

U.S. Bank Trust Services

1555 N. River Center Drive - Suite 302

Milwaukee, Wisconsin 53212

Attention: Securities Processing

Contact Information:

raoni.klein@usbank.com

Investment Manager Contacts:

neil.hohmann@bbh.com t

homas.Hogg@bbh.com

anthony.calascione@bbh.com

pbs.trade.support@bbh.com

Taxpayer ID Number: 94-1390273

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED
	TRANCHE A	TRANCHE B
AMERICAN HEALTH AND LIFE INSURANCE COMPANY	$3,000,000	$0
c/o Conning, Inc.
One Financial Plaza, 23rd Floor
Hartford, Connecticut 06103-2527

[See Attached]

INFORMATION SUMMARY

AMERICAN HEALTH AND LIFE INSURANCE COMPANY

Purchaser:	American Health and Life Insurance Company
Nominee Name	None

4.00% Series 2021A Senior Note,	$3,000,000
Tranche A
Due: November 4, 2026

Payment Instructions:	All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:
JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York 10081
ABA No. 021000021
Account No. 9009000127
Account Name: Trust Other Demand IT SSG Custody
FFC Acct Name: American Health and Life Insurance Company
FFC Acct# G07155
Reference: CUSIP & DESCRIPTION, And Breakdown (principal/income)

All notices and communication should be directed to:	With a copy of all notices and communication directed to:	All legal notices and documentation should be directed to:
American Health and Life Insurance Company C/O Conning, Inc. One Financial Plaza, 23rd Floor Hartford, CT 06103-2527 Attention: John Petchler Phone: 860-299-2134 Email: john.petchler@conning.com

American Health and Life Insurance Company C/O Conning, Inc.

One Financial Plaza, 23 rd Floor Hartford, CT 06103-2527 Attention: John Scanlon Phone: 860-299-2161

Email:    john.scanlon@conning.com and conning.documents@conning.com

American Health and Life Insurance Company C/O Conning, Inc. One Financial Plaza, 23 rd Floor Hartford, CT 06103-2527 Attention: Sheilah Gibson Phone: 860-299-2074 Email: sheilah.gibson@conning.com

Upon closing, deliver the notes to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Physical Receive Department

Brooklyn, NY 11245-0001

Attn: Cheryl Brown 718-242-0263

Deposit For Account: American Health and Life Insurance Account Number G07155.

With a pdf copy of the transmittal letter and tracking number sent to the contact listed below on the day the notes are sent out: John Scanlon [John.Scanlon@conning.com]

Tax ID No:	52-0696632
Signature Block:	AMERICAN HEALTH AND LIFE INSURANCE COMPANY
By: Conning, Inc., as Investment Manager
By:
Name: John Petchler
Title: Director

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED

	TRANCHE A	TRANCHE B
BOSTON MUTUAL LIFE INSURANCE COMPANY
c/o Conning, Inc.	$2,750,000	$0
One Financial Plaza, 23rd Floor
Hartford, Connecticut 06103-2527

[See Attached]

INFORMATION SUMMARY

BOSTON MUTUAL LIFE INSURANCE COMPANY

Purchaser:	Boston Mutual Life Insurance Company
Nominee Name:	ELL & CO

4.00% Series 2021A Senior Note,	$2,750,000
Tranche A
Due: November 4, 2026

Payment Instructions:	All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

The Northern Trust Company Chicago, IL 60607 ABA No.: 071 000 152 SWIFT/BIC: CNORUS44
Acct. Name: Trust Services Acct. No.: 518 604 1000 For Further Credit:
Acct Number: 4488246
Acct Name: Boston Mutual Life Insurance Company
Reference: [Cusip], [TNT#],[Name of Borrower], [PPN], [Note, Number], *Attn: Income Collections

All notices and communication should be directed to:	With a copy of all notices and communication directed to:	All legal notices and documentation should be directed to:
Boston Mutual Life Insurance Company C/O Conning, Inc. One Financial Plaza, 23rd Floor Hartford, CT 06103-2527 Attention: John Petchler Phone: 860-299-2134 Email: john.petchler@conning.com

Boston Mutual Life Insurance Company

C/O Conning, Inc.

One Financial Plaza, 23 rd Floor

Hartford, CT 06103-2527

Attention: John Scanlon

Phone: 860-299-2161

Email: john.scanlon@conning.com and conning.documents@conning.com

Boston Mutual Life Insurance Company C/O Conning, Inc. One Financial Plaza, 23 rd Floor Hartford, CT 06103-2527 Attention: Sheilah Gibson Phone: 860-299-2074 Email: sheilah.gibson@conning.com

Upon closing, deliver original Notes to: The Northern Trust Company
Trade Securities Processing, 32nd floor 312-557-2905 333 S. Wabash Ave Chicago, IL 60604
Acct Number: 4488246
Acct Name: Boston Mutual Life Insurance Company

With a pdf copy of the transmittal letter and tracking number sent to the contact listed below on the day the notes are sent out: John Scanlon [John.Scanlon@conning.com]

Tax ID No:	04-1106240

Signature Block:	BOSTON MUTUAL LIFE INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:
Name: John Petchler
Title: Director

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED

	TRANCHE A	TRANCHE B

LIFE INSURANCE COMPANY OF BOSTON & NEW YORK	$250,000	$0
c/o Conning, Inc.
One Financial Plaza, 23rd Floor
Hartford, Connecticut 06103-2527

[See Attached]

INFORMATION SUMMARY

LIFE INSURANCE COMPANY OF BOSTON & NEW YORK

Purchaser:	Life Insurance Company of Boston & New York
Nominee Name:	ELL & CO

4.00% Series 2021A Senior	$250,000
Unsecured Note, Tranche A Due: November 4, 2026

Payment Instructions:	All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

The Northern Trust Company Chicago, IL 60607 ABA No.: 071 000 152 SWIFT/BIC: CNORUS44
Acct. Name: Trust Services Acct. No.: 518 604 1000 For Further Credit:
Acct Number: 4488249
Acct Name: Life Insurance Company of Boston & New York
Reference: [Cusip], [TNT#],[Name of Borrower], [PPN], [Note, Number], *Attn: Income Collections

All notices and communication should be directed to:	With a copy of all notices and communication directed to:	All legal notices and documentation should be directed to:
Life Insurance Company of Boston & New York C/O Conning, Inc. One Financial Plaza, 23rd Floor Hartford, CT 06103-2527 Attention: John Petchler Phone: 860-299-2134 Email: john.petchler@conning.com

Life Insurance Company of Boston & New York

C/O Conning, Inc.

One Financial Plaza, 23 rd Floor

Hartford, CT 06103-2527

Attention: John Scanlon

Phone: 860-299-2161

Email: john.scanlon@conning.com and conning.documents@conning.com

Life Insurance Company of Boston & New York C/O Conning, Inc. One Financial Plaza, 23 rd Floor Hartford, CT 06103-2527 Attention: Sheilah Gibson Phone: 860-299-2074 Email: sheilah.gibson@conning.com

Upon closing, deliver original Notes to: The Northern Trust Company
Trade Securities Processing, 32nd floor 312-557-2905 333 S. Wabash Ave Chicago, IL 60604
Acct Number: 4488249
Acct Name: Life Insurance Company of Boston & New York

With a pdf copy of the transmittal letter and tracking number sent to the contact listed below on the day the notes are sent out: John Scanlon [John.Scanlon@conning.com]

Tax ID No:	13-3465897

Signature Block:	LIFE INSURANCE COMPANY OF BOSTON & NEW YORK

By: Conning, Inc., as Investment Manager

By:
Name: John Petchler
Title: Director

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED

	TRANCHE A	TRANCHE B

MISSOURI EMPLOYERS MUTUAL INSURANCE COMPANY	$1,000,000	$0
c/o Conning, Inc.
One Financial Plaza, 23rd Floor
Hartford, Connecticut 06103-2527

[See Attached]

INFORMATION SUMMARY

MISSOURI EMPLOYERS MUTUAL INSURANCE COMPANY

Purchaser:	Missouri Employers Mutual Insurance Company
Nominee Name:	None

4.00% Series 2021A Senior	$1,000,000
Note, Tranche A
Due: November 4, 2026

Payment Instructions:	All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

Commerce Bank
811 Main Street – 9th floor
Kansas City, MO 64105-2005
ABA #: 101000019
Credit Account: CTC OPS
Credit Acct #: 1991400781
FFC Acct Name: MO Employers Mut-Conning
FFC Acct #: 750228025
Reference CUSIP & DESCRIPTION, And Breakdown (principal/income)

All notices and communication should be directed to:	With a copy of all notices and communication directed to:	All legal notices and documentation should be directed to:
Missouri Employers Mutual Insurance Company C/O Conning, Inc. One Financial Plaza, 23rd Floor Hartford, CT 06103-2527 Attention: John Petchler Phone: 860-299-2134 Email: john.petchler@conning.com

Missouri Employers Mutual Insurance Company

C/O Conning, Inc.

One Financial Plaza, 23 rd Floor

Hartford, CT 06103-2527

Attention: John Scanlon

Phone: 860-299-2161

Email: john.scanlon@conning.com and conning.documents@conning.com

Missouri Employers Mutual Insurance Company One Financial Plaza, 23 rd Floor Hartford, CT 06103-2527 Attention: Sheilah Gibson Phone: 860-299-2074 Email: sheilah.gibson@conning.com

Upon closing, deliver original Notes to: Jenn Allen
Trust Officer - Settlement Supervisor
The Commerce Trust Company - Operations 922 Walnut Street | Kansas City, MO 64106 P: (816) 234-1724
Acct: Missouri Employers Mutual Account # 750228025

With a pdf copy of the transmittal letter and tracking number sent to the contact listed below on the day the notes are sent out: John Scanlon [John.Scanlon@conning.com]

Tax ID Number:	43-1668466

Signature Block:	MISSOURI EMPLOYERS MUTUAL INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:
Name: John Petchler
Title: Director

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED

	TRANCHE A	TRANCHE B

PENN NATIONAL SECURITY INSURANCE COMPANY	$1,750,000	$0
c/o Conning, Inc.
One Financial Plaza, 23rd Floor
Hartford, Connecticut 06103-2527

[See Attached]

INFORMATION SUMMARY

PENN NATIONAL SECURITY INSURANCE COMPANY

Purchaser:	Penn National Security Insurance Company
Nominee Name:	Link & Co

4.00% Series 2021A	$1,750,000
Senior Note, Tranche A Due: November 4, 2026

Payment Instructions:	All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

Fifth Third Bank N.A.
ABA# 042000314
A/C: # 71575856
A/C Name: Trust Incoming Wires
FFC A/C#: 010034178505
A/C Name: PENN NATL SECURITY

All notices and communication should be directed to:	With a copy of all notices and communication directed to:	All legal notices and documentation should be directed to:
Penn National Security Insurance Company C/O Conning, Inc. One Financial Plaza, 23rd Floor Hartford, CT 06103-2527 Attention: John Petchler Phone: 860-299-2134 Email: john.petchler@conning.com

Penn National Security Insurance Company

C/O Conning, Inc.

One Financial Plaza, 23 rd Floor

Hartford, CT 06103-2527

Attention: John Scanlon

Phone: 860-299-2161

Email: john.scanlon@conning.com and conning.documents@conning.com

Penn National Security Insurance Company One Financial Plaza, 23 rd Floor Hartford, CT 06103-2527 Attention: Sheilah Gibson Phone: 860-299-2074 Email: sheilah.gibson@conning.com

Upon closing, deliver original Notes to: Fifth Third Bank 5001 Kingsley Drive
Cincinnati, OH 45227
Attn: Janice West 513.358.6713
AIC Name: PENN NATL SECURITY AIC Number: 010034178505
Mail Drop: 1 MOB2J

With a pdf copy of the transmittal letter and tracking number sent to the contact listed below on the day the notes are sent out: John Scanlon [John.Scanlon@conning.com]

Tax ID Number:	25-1580785

Signature Block:	PENN NATIONAL SECURITY INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:
Name: John Petchler
Title: Director

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED

	TRANCHE A	TRANCHE B

PENNSYLVANIA NATIONAL MUTUAL CASUALTY INSURANCE COMPANY	$1,250,000	$0
c/o Conning, Inc.
One Financial Plaza, 23rd Floor
Hartford, Connecticut 06103-2527

[See Attached]

INFORMATION SUMMARY

PENNSYLVANIA NATIONAL MUTUAL CASUALTY INSURANCE COMPANY

Purchaser:	Pennsylvania National Mutual Casualty Insurance Company
Nominee Name:	Link & Co

4.00% Series 2021A	$1,250,000
Senior Note, Tranche A Due: November 4, 2026

Payment Instructions:	All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

Fifth Third Bank N.A.
ABA# 042000314
A/C: # 71575856
A/C Name: Trust Incoming Wires
FFC A/C#: 010034178471
A/C Name: PENN NATL MUTUAL CASUALTY

All notices and communication should be directed to:	With a copy of all notices and communication directed to:	All legal notices and documentation should be directed to:

Pennsylvania National Mutual Casualty Insurance Company

C/O Conning, Inc.

One Financial Plaza, 23rd Floor

Hartford, CT 06103-2527

Attention: John Petchler

Phone: 860-299-2134

Email: john.petchler@conning.com

Pennsylvania National Mutual Casualty Insurance Company

C/O Conning, Inc.

One Financial Plaza, 23 rd Floor

Hartford, CT 06103-2527

Attention: John Scanlon

Phone: 860-299-2161

Email: john.scanlon@conning.com and conning.documents@conning.com

Pennsylvania National Mutual Casualty Insurance Company

C/O Conning, Inc.

One Financial Plaza, 23 rd Floor

Hartford, CT 06103-2527

Attention: Sheilah Gibson

Phone: 860-299-2074

Email: sheilah.gibson@conning.com

Upon closing, deliver original Notes to: Fifth Third Bank 5001 Kingsley Drive
Cincinnati, OH 45227
Attn: Janice West 513.358.6713
AIC Name: PENN NATL MUTUAL CASUALTY AIC Number: 010034178471
Mail Drop: 1 MOB2J

With a pdf copy of the transmittal letter and tracking number sent to the contact listed below on the day the notes are sent out: John Scanlon [John.Scanlon@conning.com]

Tax ID Number:	23-0961349

Signature Block:	PENNSYLVANIA NATIONAL MUTUAL CASUALTY INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:
Name: John Petchler
Title: Director

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED

	TRANCHE A	TRANCHE B

PRIMERICA LIFE INSURANCE COMPANY
c/o Conning, Inc.	$5,000,000	$0
One Financial Plaza, 23rd Floor
Hartford, Connecticut 06103-2527

[See Attached]

INFORMATION SUMMARY

PRIMERICA LIFE INSURANCE COMPANY

Purchaser:	Primerica Life Insurance Company
Nominee Name:	None

4.00% Series 2021A	$5,000,000
Senior Note, Tranche A Due: November 4, 2026

Payment Instructions:	All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

Primerica Life Insurance Company JPMorgan Chase Bank
One Chase Manhattan Plaza New York, New York 10081 ABA No. 021000021
Account No. 9009000127
Account Name: Trust Other Demand IT SSG Custody FFC Acct Name: Primerica Life Insurance Company FFC Acct# G07131
Reference: CUSIP & DESCRIPTION, And Breakdown (principal/income)

All notices and communication should be directed to:	With a copy of all notices and communication directed to:	All legal notices and documentation should be directed to:
Primerica Life Insurance Company C/O Conning, Inc. One Financial Plaza, 23rd Floor Hartford, CT 06103-2527 Attention: John Petchler Phone: 860-299-2134 Email: john.petchler@conning.com

Primerica Life Insurance Company C/O Conning, Inc.

One Financial Plaza, 23 rd Floor

Hartford, CT 06103-2527

Attention: John Scanlon

Phone: 860-299-2161

Email: john.scanlon@conning.com and conning.documents@conning.com

Primerica Life Insurance Company C/O Conning, Inc. One Financial Plaza, 23 rd Floor Hartford, CT 06103-2527 Attention: Sheilah Gibson Phone: 860-299-2074 Email: sheilah.gibson@conning.com

Upon closing, deliver the notes to: JP Morgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Physical Receive Department Brooklyn, NY 11245-0001
Attn: Cheryl Brown 718-242-0263
Deposit For Account: Primerica Life Insurance Account Number G07131

With a pdf copy of the transmittal letter and tracking number sent to the contact listed below on the day the notes are sent out: John Scanlon [John.Scanlon@conning.com]

Tax ID Number:	04-1590590

Signature Block:	PRIMERICA LIFE INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:
Name: John Petchler
Title: Director

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED

	TRANCHE A	TRANCHE B

TRITON INSURANCE COMPANY
c/o Conning, Inc.	$2,000,000	$0
One Financial Plaza, 23rd Floor
Hartford, Connecticut 06103-2527

[See Attached]

INFORMATION SUMMARY

TRITON INSURANCE COMPANY

Purchaser:	Triton Insurance Company
Nominee Name:	None

4.00% Series 2021A Senior Note,	$2,000,000
Tranche A
Due: November 4, 2026

Payment Instructions:	All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

Triton Insurance Company Account No. 900 9000 127
Account Name: Trust Other Demand IT SSG Custody FFC Acct Name: Triton Insurance Company
FFC Acct# G07117
JPMorgan Chase Bank
One Chase Manhattan Plaza New York, New York 10081 ABA No. 021000021
Reference: CUSIP & DESCRIPTION, And Breakdown (principal/income)

All notices and communication should be directed to:	With a copy of all notices and communication directed to:	All legal notices and documentation should be directed to:
Triton Insurance Company C/O Conning, Inc. One Financial Plaza, 23rd Floor Hartford, CT 06103-2527 Attention: John Petchler Phone: 860-299-2134 Email: john.petchler@conning.com

Triton Insurance Company

C/O Conning, Inc.

One Financial Plaza, 23 rd Floor

Hartford, CT 06103-2527

Attention: John Scanlon

Phone: 860-299-2161

Email: john.scanlon@conning.com and conning.documents@conning.com

Triton Insurance Company C/O Conning, Inc. One Financial Plaza, 23 rd Floor Hartford, CT 06103-2527 Attention: Sheilah Gibson Phone: 860-299-2074 Email: sheilah.gibson@conning.com

Upon closing, deliver the notes to:

JP Morgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor
Physical Receive Department Attn: Cheryl Brown 718-242-0263 Brooklyn, NY 11245-0001
Deposit For Account: Triton Insurance Company Account Number: G07117

With a pdf copy of the transmittal letter and tracking number sent to the contact listed below on the day the notes are sent out: John Scanlon [John.Scanlon@conning.com]

Tax ID Number:	59-2174734

Signature Block:	TRITON INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:
Name: John Petchler
Title: Director

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED

	TRANCHE A	TRANCHE B

GREAT AMERICAN INSURANCE COMPANY
	$10,000,000	$5,000,000

[See Attached]

Great American Insurance Company

LOAN ADMINISTRATIVE DETAILS

Tax ID#:	31-0501234

Address for Principal & Interest Notices:
AMERICAN MONEY MGMT
301 E. 4th St. – 27th Floor Cincinnati, OH 45202
Attn:	Krista Fedders
Phone:	(513) 579-2553
Fax:	(513) 287-8234
Email:	kfedders@amfin.com

Wire Instructions:
BK OF NYC/CTR/BBK
GREAT AMERICAN INSURANCE COMPANY
ABA#	021000018
A/C#	1409968400
REF: (Name of Loan)

Credit Contact:		Closing Contact:
American Money Management Corp. 301 East Fourth St. – 27th Floor		American Money Management Corp. 301 East Fourth St. – 27th Floor
Cincinnati, OH 45202		Cincinnati, OH 45202
Attention:	Kyle Dragan	Attention:	Krista Fedders
Phone:	(513) 579-2502	Phone:	(513) 579-2553
Fax:	(513) 287-8234	Fax:	(513) 287-8234
Email:	kdragan@amfin.com	Email:	kfedders@amfin.com

Credit Contact:
American Money Management Corp.
301 East Fourth St. – 27th Floor
Cincinnati, OH 45202
Attention:	Patrick Byrne
Phone:	(513) 412-4982
Fax:	(513) 579-2910
Email:	pbyrne@amfin.com

	PRINCIPAL AMOUNT AND TRANCHE OF
NAME AND ADDRESS OF PURCHASER	SERIES 2021A SENIOR NOTES TO BE PURCHASED

	TRANCHE A	TRANCHE B

FARM BUREAU LIFE INSURANCE COMPANY
5400 University Avenue	$2,000,000	$1,000,000
West Des Moines, Iowa 50266

[See Attached]

Wire Instructions for Farm Bureau Life Insurance Company

Purchaser Name:	Farm Bureau Life Insurance Company
Nominee Name:	Gerlach & Co.
Register Note(s) to:	Gerlach & Co. F/B/O Farm Bureau Life Insurance Company
Payment on account of Note:

Method Wiring Instructions

Federal Funds Wire Transfer

Citibank NA

ABA number: 021 000 089

Concentration A/C#: 36112805

FFC Account #: 250493

Account Name: FB Life Ins Co

Citi’s SWIFT address: CITIUS33

Reference: Please reference the PPN and Application (as among principal, make-whole and interest) of the payment being made. To avoid disruptions with receiving income payments, please use a ; to separate information.

Address for all Notices, including Financials, Compliance, and Requests:	PREFERRED REMITTANCE: privateplacements@fblfinancial.com Farm Bureau Life Insurance Company Attn: Portfolio Management 5400 University Ave West Des Moines, IA 50266

Instructions for delivery of Note(s):	Citibank NA Attn: Keith Whyte 399 Park Ave Level C Vault New York, NY 10022 A/C Number: 250493 FB Life Ins Co

Tax Identification Number(s):	42-0623913 (Farm Bureau Life Insurance Company) 13-6021155 (Gerlach & Co.)